EXHIBIT 10.110

CREDIT AGREEMENT

Dated as of December 18, 1996

among

PUGET SOUND ENERGY COMPANY

(the new name of the corporation

surviving the merger of

WASHINGTON ENERGY COMPANY

and its wholly owned subsidiary

WASHINGTON NATURAL GAS COMPANY

into

PUGET SOUND POWER & LIGHT COMPANY),

VARIOUS BANKS,

and

BANK OF AMERICA NW, N.A. doing business as SEAFIRST BANK,

as Administrative Agent,

FIRST CHICAGO CAPITAL MARKETS, INC.,

as Syndication Agent, and

NATIONSBANK of TEXAS, N.A.,

as Documentation Agent

                                              TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----

         "Bank"   2

         "ERISA"  3

         "LIBOR"  5

         "LIBOR Margin"...........................................................6

         "Liens"  6

         "Loan(s)"................................................................6

         "Loan Period"............................................................6

         "Non-Consenting Bank(s)".................................................6

         "Note(s)"................................................................6

         "Parent" 6

         "Percentage".............................................................6

         "Permitted Liens"........................................................6

         "Person" 8

         "Plan"   ................................................................8

         "Public Utility Holding Company Act".....................................8

         "Puget"  8

         "WECO"   10

         "Wholly-Owned Subsidiary"...............................................10

SECTION 2             COMMITMENTS OF THE BANKS; TYPES OF LOANS;

SECTION 3             REPAYMENT OF LOANS; NOTES EVIDENCING LOANS...................
         16

SECTION 7             MAKING AND PRORATION OF PAYMENTS; OFFSET.....................
         19

SECTION 8         INCREASED COST PROVISIONS AND SPECIAL

         8.9      Floating Rate Loans Substituted for Affected Eurodollar Loans..25

         SCHEDULE I - Pricing Grid

         EXHIBITS

         Exhibit A - Form of Note
                           Schedule Attached to Note
         Exhibit B - Form of Adjustment Certificate
                           Annex I to Adjustment Certificate
         Exhibit C - Form of Assignment and Acceptance Agreement
                           Schedule 1 to Assignment and Acceptance Agreement

CREDIT AGREEMENT

Dated as of December 18, 1996

     THIS AGREEMENT is by and between PUGET SOUND POWER & LIGHT COMPANY, a Washington corporation (“Puget”), and Washington Energy Company, a Washington corporation (“WECO”), both for themselves and for PUGET SOUND ENERGY COMPANY, the new name of the Washington corporation which shall survive the merger of WECO into Puget (the “Company”), the undersigned banks (collectively the “Initial Banks” and individually an “Initial Bank”) and BANK OF AMERICA NW, N.A. doing business as Seafirst Bank, as Administrative Agent, FIRST CHICAGO CAPITAL MARKETS, INC., as Syndication Agent, and NATIONSBANK OF TEXAS, N.A. as Documentation Agent (together the “Agents”):

SECTION 1
CERTAIN DEFINITIONS

     When used herein the following terms shall have the following meanings:

     “Adjustment Certificate” means a certificate substantially in the form of Exhibit B, with appropriate insertions, executed pursuant to Section 2.6 by the applicable parties, together with Annex I thereto, to be completed by the Administrative Agent.

     “Affected Bank” has the meaning defined in Section 8.3.

     “Affiliate” means with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person.

     “Administrative Agent” means Bank of America NW, N.A. doing business as Seafirst Bank and any successor to Seafirst Bank as Administrative Agent for the Banks hereunder.

     “Agreement” means this Agreement, including all schedules, annexes and exhibits hereto.

     “Applicable Law” means, anything in Section 14.4 to the contrary notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (a) constitutions, statutes, rules, regulations, and orders of governmental bodies, (b) Governmental Approvals and (c) orders, decisions, judgments, and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

     “Applicable Lending Office” means, with respect to any Bank, (i) in the case of its Floating Rate Loans, its Domestic Office and (ii) in the case of its Eurodollar Loans, its Eurodollar Office. “Bank” means each Initial Bank, Replacement Bank, Assignee in accordance with Section 14.7.2 and any successor thereof.

“Base Rate” means as of any day the greater of (a) the Reference Rate in effect on such day or (b) the sum of (i) the Federal Funds Effective Rate in effect on such day, plus (ii) 1/2 of 1% per annum. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, the Base Rate shall be the Reference Rate until the circumstances giving rise to such inability no longer exist. “Base Rate Margin” means the margin applicable to Floating Rate Loans as determined in accordance with Section 4.2.

“Business Day” means any day other than a Saturday or Sunday; (a) in the case of a Business Day which relates to a Eurodollar Loan, any day of the year on which banks are open for business in Seattle and New York and on which dealings are carried on in the interbank eurodollar market, and (b) in the case of a Business Day which relates to a Floating Rate Loan, any day of the year on which banks are open for business in Seattle and New York.

“Commitment(s)” means the commitments of the Banks to make Loans hereunder, and Commitment as to any Bank shall mean the commitment of such Bank to make Loans hereunder. “Company” means Puget Sound Energy Company, the Washington corporation which shall survive the merger of WECO and its subsidiary, Washington Natural Gas Company, into Puget on or before the Effective Date hereof and which shall be renamed from Puget Sound Power & Light Company to Puget Sound Energy Company as of the same date, and to the extent permitted by the terms of this Agreement, its successors and assigns. “Consenting Bank(s)” has the meaning defined in Section 2.6.

“Consolidated Subsidiary” means, with respect to the Company or if otherwise specified, any such specified Person, at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of the Company or such other specified first Person in its consolidated financial statements as of such time. “Domestic Office” means with respect to any Bank the office of such Bank designated as such with its signature hereto or, with respect to any Replacement Bank, the office of such Replacement Bank designated as such with its signature on the Adjustment Certificate executed by it as a Replacement Bank and, thereafter, such office as such Bank may designate as its Domestic Office by notice to the Company and the Administrative Agent.

“Effective Date” means the date specified by the Administrative Agent, in a notice to the Company and the Banks, as the date on which all of the conditions precedent to the Effective Date set forth in Section 10.1 shall have first been met.

“Eligible Institution” means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the “OECD”), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD, or (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a subsidiary of a Bank, (B) a subsidiary of a Person of which a Bank is a subsidiary, or (C) a Person of which a Bank is a subsidiary.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals, or toxic or hazardous substances or wastes or the clean-up or other remediation thereof. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “Eurodollar Loan” means any Loan which bears interest at a rate determined by reference to the Eurodollar Rate.

“Eurodollar Office” means, with respect to any Bank, the office of such Bank designated as such from time to time by notice from such Bank to the Company and the Administrative Agent, which shall be making or maintaining the Eurodollar Loans of such Bank hereunder or such other office or offices through which such Bank determines its LIBOR.

“Eurodollar Rate” means with respect to a Eurodollar Loan that per annum interest rate equal to the sum of the LIBOR determined for the Loan Period of the Loan and the LIBOR Margin in effect from time to time during the Loan Period.

“Eurodollar Reserve Percentage” means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

“Federal Funds Effective Rate” means for any day the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York, on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average of the quotations for such Business Day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     “First Mortgage” means each of (i) that mortgage, dated as of June 2, 1924, as supplemented, between Puget and First National Bank of Boston, as successor trustee thereunder, (ii) that mortgage, dated as of April 1, 1957, between WECO’s Wholly-Owned Subsidiary, Washington Natural Gas Company, and Harris Trust and Savings Bank, as trustee, as either or each may have been, or may hereafter be, amended, modified or supplemented from time to time, and (iii) that mortgage, if any, dated on or after the Effective Date replacing either or both mortgages described in clauses (i) and (ii).

     “First Mortgage Bond” means that margin applicable to Eurodollar Loans as determined in accordance with Section 4.2.

     “Liens” means any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, or assignment of any right to receive goods or payment.

     “Loan(s)” has the meaning defined in Section 2.1.

     “Loan Period” means, with respect to any Eurodollar Loan, the period commencing on the date such Loan was made and ending one, two, three, or six months thereafter as the Company may specify pursuant to Section 2.3; provided, however, that:

     (a) if a Loan Period would otherwise end on a day which is not a Business Day, such Loan Period shall end on the next succeeding Business Day, unless such next succeeding Business Day is the first Business Day of a calendar month, in which case such Loan Period shall end on the next preceding Business Day;

(b) no Loan Period may end later than the Termination Date in effect on the date the Loan was made: and

     (c) if there exists no day numerically corresponding to the day of such Loan in the month in which the last day of such Loan Period would otherwise fall, such Loan Period shall end on the last Business Day of such month.

     “Non-Consenting Bank(s)” has the meaning defined in Section 2.4.

     “Note(s)” has the meaning defined in Section 3.2.

     “Parent” means, with respect to any Bank, any Person controlling such Bank.

     “Percentage” means at any time as to any Bank the percentage that the amount of its Commitment (as set forth opposite such Bank’s name in the column captioned “Amount of Commitment” in Table I referenced in Section 2.1, or, if different, in Annex I to the most recently executed Adjustment Certificate, if any) is of the then aggregate amount of the Commitments.

"Permitted Liens" means: ---------------

(a) Liens for taxes, assessments or governmental charges which are not yet delinquent or the amount or validity of which is being contested in good faith;

(b) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance, old age pensions or other social security benefits or obligations;

(c) mechanics,’ materialmen’s, warehousemen’s, carriers’ or other like Liens arising in the ordinary course of business securing obligations which are not overdue for more than 60 days, or which are being contested in good faith;

(d) Liens incurred or created in the ordinary course of business in connection with or to secure the performance of bids, tenders, contracts (other than for the payment of money), leases, statutory obligations, surety bonds or appeal bonds;

(e) Liens (i) which secure obligations not assumed by the Company or any Subsidiary, (ii) on account of which the Company or any Subsidiary has not and does not expect to pay interest directly or indirectly and (iii) which exist upon real estate or rights in or relating to real estate in respect of which the Company or any Subsidiary has a right-of-way or other easement for purposes of substations, gate stations, regulator stations, or transmission or distribution facilities;

(f) rights reserved to or vested in any federal, state or local governmental body or agency by the terms of any right, power, franchise, grant, license, contract or permit, or by any provision of law, to recapture or to purchase, or designate a purchase of or order the sale of, any property of the Company or to terminate any such right, power, franchise, grant, license, contract or permit before the expiration thereof;

(g) Liens of judgments covered by insurance, or upon appeal and covered by bond, or if not so covered not exceeding at one time $10,000,000 in aggregate amount;

(h) easements or reservations in respect of any property of the Company and its Subsidiaries for the purpose of roads and transmission and distribution facilities and other rights-of-way, including overhead and underground transmission and distribution lines, zoning ordinances, regulations, reservations, restrictions, covenants, party wall agreements, conditions of record and other encumbrances (other than to secure the payment of money), none of which materially impairs the use of such property for the purposes for which it is held by the Company or Subsidiary;

(i) any Liens, moneys sufficient for the discharge of which shall have been deposited in trust with the trustee or mortgagee under the instrument evidencing such Lien, with irrevocable authority of such trustee or mortgagee to apply such moneys to the discharge of such Lien to the extent required for such purpose;

(j) rights reserved to or vested in any federal, state or local governmental body or agency or other public authority to control or regulate any property of the Company or Subsidiary, or to use such property in a manner which does not materially impair the use of such property for the purposes for which it is held by the Company or Subsidiary;

(k) with respect to any property which the Company or any Subsidiary may hereafter acquire, any exceptions or reservations therefrom existing at the time of such acquisition or any terms, conditions, agreements, covenants, exceptions and reservations expressed or provided in the deeds of other instruments, respectively, under and by virtue of which the Company or such Subsidiary shall hereafter acquire the same, none of which materially impairs the use of such property for the purposes for which it is acquired by the Company or such Subsidiary.

     “Person” means any individual, sole proprietorship, corporation, limited liability company, general partnership, limited partnership, limited liability partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof.

     “Plan” means, at any time, the rate of interest publicly announced from time to time by the Administrative Agent as its reference rate, which rate, while sometimes referred to as the prime rate, is not necessarily its lowest rate of interest.

     “Regulatory Change” means any of the following occurring after the date hereof: the adoption of any applicable law, rule, regulation or treaty, or any change therein, or any change in the interpretation, application or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation, application or administration thereof, or compliance by any Bank (or any Applicable Lending office of such Bank) with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency.

     “Replacement Bank(s)” has the meaning defined in Section 2.6.

     “Required Banks” means, at any time, Banks having an aggregate Percentage of 60% or more of the Loans outstanding or, if there are no Loans outstanding, an aggregate Percentage of 60% or more of the aggregate amount of the Commitments.

     “Retiring Bank(s)” has the meaning defined in Section 2.6.

     “Secured Debt Rating” means the Company’s First Mortgage Bond (or equivalent long term secured debt) rating as determined by Standard & Poor’s Corporation and Moody’s Investors Service, Inc., any successor thereof or any other comparable rating service selected by the Company with the prior written consent of the Required Banks. If the Company’s rating is split by the two rating services, the higher of the two ratings shall apply unless the split is by more than one level (i.e. double-split), in which case the median of the two ratings shall apply. In the event that either Moody’s Investors Service, Inc., or Standard & Poor’s Corporation shall cease to exist and shall not thereupon be succeeded by a successor entity performing similar functions, or (b) all such corporations (or any such successor entities) shall at any time cease to maintain a rating for the Company’s First Mortgage Bonds or equivalent long term secured debt, the Company, each Bank, and the Administrative Agent agree to enter into negotiations promptly thereafter in good faith with a view toward amending this Agreement to provide for an alternate mechanism (including, without limitation, providing for a replacement rating agency and range of ratings of the Company’s First Mortgage Bonds for determining the respective margins (as set forth in Section 4.2) applicable to Eurodollar Loans and Floating Rate Loans so as to achieve, as nearly as possible, the same economic basis for determining such margins as exists on the Effective Date of this Agreement.

     “Significant Subsidiary” means, as at the time of determination, a Subsidiary meeting any one of the following conditions: (a) the assets of such Subsidiary, or the sum of (i) the investments in and advances to such Subsidiary by the Company and the Company’s other Subsidiaries, if any, plus (ii)  the contingent obligations of the Company and the Company’s other Subsidiaries, if any, with respect to such Subsidiary, as at the Company’s last fiscal quarter ending on or before the time of determination, exceeded 10% of the assets of the Company and its Consolidated Subsidiaries as at the end of such fiscal quarter, or (b) the sales and operating revenues of such Subsidiary for the fiscal year preceding the time of determination exceeded 10% of the sales and operating revenues of the Company and the Company’s Consolidated Subsidiaries for such fiscal year, or (c) such Subsidiary is the parent of one or more Subsidiaries and, together with such Subsidiaries would, if considered in the aggregate, constitute a Significant Subsidiary.

     “Subsidiary” means a corporation of which the Company and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

     “Substitute Loan(s)” has the meaning defined in Section 2.6.

     “Termination Date” means the fifth anniversary of the Effective Date and thereafter each succeeding anniversary to which the Commitments shall have been extended pursuant to Section 2.4.

     “Unmatured Event of Default” means any event which, if it continues uncured or if it is not waived, will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

     “WECO” means Washington Energy Company, a Washington corporation.

     “Wholly-Owned Subsidiary” means any Subsidiary, all of the shares of voting capital stock, together with any and all options, warrants or other securities convertible into shares of voting capital stock, and all other ownership interests and rights to acquire ownership interests of which (except directors’ qualifying shares) are, directly or indirectly, owned or controlled by the Company and/or one or more other such Subsidiaries.

SECTION 2
COMMITMENTS OF THE BANKS; TYPES OF LOANS;
PROCEDURES FOR BORROWING

     2.1 Commitments. Subject to the terms and conditions of this Agreement, each of the Banks severally agrees to make loans (collectively the “Loans” and individually a “Loan”) from time to time on or after the Effective Date and prior to the Termination Date in such Bank’s Percentage of such aggregate amounts as the Company may from time to time request from all Banks; provided, however, that (i) the aggregate principal amount which any Initial Bank shall be committed to have outstanding hereunder on loan to the Company shall not at any one time exceed the amount set forth opposite such Bank’s name in the column captioned “Amount of Commitment” in Table I on the following page, or, if different, in the most recently executed Adjustment Certificate, if any (as such amount may be reduced from time to time in accordance with this Agreement) and (ii) the aggregate principal amount which all Banks shall be committed to have outstanding hereunder on loan to the Company shall not at any one time exceed $400,000,000 (as such amount shall be reduced from time to time in accordance with paragraph (a) of Section 2.6 or Section 6.1). The Company may borrow, repay (or prepay as permitted by Section 6.2), and reborrow in accordance with this Section 2.1.

     2.2 Various Types of Loans. Each Loan shall be either a Floating Rate Loan or a Eurodollar Loan (each a “type” of Loan), as the Company shall specify in the related notice of borrowing pursuant to Section 2.3. Floating Rate Loans and Eurodollar Loans may be outstanding at the same time. Each borrowing under this Section 2.2 shall be in a minimum aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess of such amount, or such lesser amount as shall result in the Commitments becoming fully drawn, as the Company shall request in the notice of borrowing.

TABLE I
COMMITMENT OF EACH INITIAL BANK
============================================== =====================
Initial Bank                                   Amount of Commitment
============================================== =====================
Bank of America NW, N.A. dba Seafirst Bank     $ 50,000,000
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The First National Bank of Chicago             $ 50,000,000
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NationsBank of Texas, N.A.                     $ 50,000,000
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The Bank of New York                           $ 25,000,000
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The Industrial Bank of Japan, Limited          $ 25,000,000
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U.S. Bank of Washington                        $ 25,000,000
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ABN AMRO Bank, N.V.                            $ 25,000,000
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Bank of Montreal                               $ 25,000,000
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The Chase Manhattan Bank                       $ 25,000,000
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Wells Fargo Bank, N.A.                         $ 25,000,000
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CIBC Inc.                                      $ 15,000,000
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Key Bank of Washington                         $ 15,000,000
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Banca di Roma                                  $ 15,000,000
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Comerica Bank                                  $ 15,000,000
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Mellon Bank                                    $ 15,000,000
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TOTAL                                          $ 400,000,000
============================================== =====================

     2.3 Borrowing Procedures. (a) The Company shall give irrevocable notice to the Administrative Agent of each proposed borrowing by 11:00 A.M., Seattle time, on a day which in the case of a Floating Rate Loan is at least one Business Day prior to the proposed date of such borrowing and in the case of a Eurodollar Loan is at least three Business Days prior to the proposed date of such borrowing. Each such notice shall be effective upon receipt by the Administrative Agent, shall be in writing, and shall specify the date, amount and type of borrowing and, in the case of a Eurodollar Loan borrowing, the Loan Period for such borrowing. Promptly upon receipt of such notice, the Administrative Agent shall advise each Bank thereof. Not later than 11:00 A.M., Seattle time, on the date of a proposed borrowing, each Bank shall provide the Administrative Agent at its principal office at 701 Fifth Avenue, Seattle, Washington 98104 with immediately available funds covering such Bank’s Percentage of the borrowing, and the Administrative Agent shall pay over such funds to the Company on the requested borrowing date. Except as otherwise permitted by Section 2.6 and Section 8.3, all borrowings and repayments shall be effected so that after giving effect thereto all types of Loans shall be pro rata among the Banks according to their respective Percentages.

     (b) If any Bank makes a new Loan hereunder on a day on which the Company is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be (i) made available by such Bank to the Administrative Agent as provided in paragraph (a) if the borrowing exceeds the amount to be repaid or (ii) remitted by the Company to the Administrative Agent as provided in Section 7.1, if the borrowing is less than the amount being repaid.

     (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any borrowing that such Bank will not make available to the Administrative Agent an amount equal to such Bank’s Percentage of such borrowing, the Administrative Agent may assume that such Bank has made an amount equal to such Bank’s Percentage of such borrowing available to the Agent on the date of such borrowing in accordance with paragraphs (a) and (b) of this Section 2.3 and the Administrative Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loan requested to be made by such Bank on such date and the Administrative Agent shall have so made available to the Company a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the Company until the date such amount shall have been repaid to the Administrative Agent, at the Federal Funds Effective Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank’s Loan included in such borrowing for purposes of this Agreement. If such Bank does not pay such amount promptly upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Company and the Company shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at a rate per annum equal to the higher of the Federal Funds Effective Rate and the interest rate applicable thereto pursuant to Section 4.1.

     2.4 Extension of Termination Date. (a) Provided no Event of Default or Unmatured Event of Default has occurred and is continuing, at least 60 days but not more than 90 days before each anniversary of the Effective Date (excluding however that anniversary of the Effective Date which coincides with the then effective Termination Date), the Company may, by delivering a written request to the Administrative Agent, request that each Bank extend for one year the Termination Date with respect to such Bank’s Commitment. The Administrative Agent shall, upon receipt of such a request, promptly notify each Bank thereof, and request that each Bank advise the Administrative Agent of its approval or rejection of such request within 30 days of its receipt of such notification.

     (b) Upon receipt of such notification from the Agent, each Bank may (but shall not be required to), in its sole and absolute discretion, consent to extend the Termination Date with respect to its Commitment for a period of one year, and, should it agree to do so, shall so notify the Agent in writing of its consent no later than 30 days following the Administrative Agent’s notification of the Company’s request. If any Bank shall not so notify the Administrative Agent within 30 days, such Bank shall be deemed not to have consented to such request (the Banks not so consenting or so failing to notify the Administrative Agent collectively the “Non-Consenting Banks” and individually a “Non-Consenting Bank”). The Termination Date will not be extended unless at least the Required Banks consent to the requested extension pursuant to this paragraph (b). The Administrative Agent shall promptly notify the Company as to the Banks, if any, that have not consented to such request. If the requested extension fails to obtain the consent of the Required Banks, the Administrative Agent shall promptly give written notice to the Company and each Bank stating that the Termination Date then in effect (and specifying such date) has not been extended.

     (c) Provided at least the Required Banks have consented to the Company’s request for an extension, notwithstanding a notice given by the Administrative Agent to the Company that a Bank has become a Non-Consenting Bank pursuant to paragraph (b) above, the Termination Date then in effect shall be extended for the requested additional one-year period on the condition that the Company exercises one or more of the options set forth in paragraph (a) of Section 2.6 and the applicable transactions are consummated within the time period specified in paragraph (b) of Section 2.6.

     (d) If the conditions for extension of a Termination Date pursuant to paragraph (c) above are not met, promptly following the last day on which the Company could have exercised one or more of the options to cause an extension of the Termination Date pursuant to paragraph (c) above (or sooner, if the Company informs the Administrative Agent that it does not intend to do so), the Administrative Agent shall give written notice to the Company and each Bank stating that the Termination Date then in effect (and specifying such date) has not been extended.

     2.5 Removal of Banks. Provided no Event of Default has occurred and is continuing, the Company may give written notice (with a copy to the Administrative Agent) (i) to any one or more Banks without cause in any year, at least 90 days but not more than 120 days before the anniversary of the Effective Date, or (ii) to any Bank failing to make a Loan pursuant to Section 2.3 within the thirty (30) days following such failure, that the Company does not desire that such Bank(s) continue to be a party to this Agreement. Any such Bank(s) may be removed as a party to this Agreement if the Company exercises one or more of the options set forth in paragraph (a) of Section 2.6 and the applicable transactions are consummated within the time period specified in paragraph (b) of Section 2.6.

     2.6 Removal of Retiring Banks. (a) Subject to the requirement that after giving effect to the consummation of the events described in Section 2.6 (a)(i), (ii) and (iii), the entire Commitment of each Non-Consenting Bank or Bank to which the Company has given notice pursuant to Section 2.5 (collectively the “Retiring Banks” and individually a “Retiring Bank”) shall be either terminated in its entirety or assumed, and all amounts owing each Retiring Bank shall be paid on a date mutually acceptable to the Retiring Bank, the Company and any Replacement or Consenting Bank within the time period specified in paragraph (b) of Section 2.6, the Company may exercise one or more of the following options to remove a Retiring Bank as a Bank under this Agreement:

     (i) The Company may permanently terminate the Commitment of each or any Retiring Bank and permanently reduce the aggregate amount of the Commitments by an amount equal to the aggregate amount of Commitments of Retiring Banks so terminated (without affecting the Commitment of any other Bank).

     (ii) The Company may request one or more Banks that are not Retiring Banks to assume all, or any part, of each or any Retiring Bank’s Commitment and, if necessary, make substitute Loans for each and any Retiring Bank’s outstanding Loans as provided in this clause (ii). If one or more of such Banks shall so agree (collectively the “Consenting Banks” and individually a “Consenting Bank”) (A) the Commitment of each such Consenting Bank shall be increased by its respective share designated by the Company (and agreed to by such Consenting Bank) of the Commitment(s) of such Retiring Bank(s) being assumed and (B) if there are any Loans outstanding the Consenting Banks shall, if necessary, make Floating Rate Loans to the Company pro rata according to their respective designated shares, in the aggregate principal amount of the outstanding Floating Rate Loan(s) of such Retiring Bank(s) (each a “Substitute Loan”). If any Eurodollar Loan of a Retiring Bank is paid on any day other than the last day of the Loan Period for that Loan occurring within the time period provided in Paragraph (b) below, the Company shall pay the Retiring Bank’s funding losses as provided in Section 8.5.

     (iii) The Company may designate one or more banks or other financial institutions, which are not Banks but which are reasonably acceptable to the Administrative Agent, to assume all, or any part, of the Commitment of each or any Retiring Bank and, if necessary, to make Substitute Loans to the Company pursuant to this clause (iii) for each or any Retiring Bank’s then outstanding Loan(s), if any. If one or more such designated banks or financial institutions so agree (collectively the “Replacement Banks” and individually a “Replacement Bank”), (A) each such Replacement Bank shall assume its respective share of the Commitment(s) of such Retiring Bank(s) being assumed, and (B) if there are any Loans outstanding, the Replacement Bank(s) shall, if necessary, make Floating Rate Loans to the Company pro rata according to their respective designated shares, in the aggregate principal amount of the portion of the outstanding Floating Rate Loan(s) of such Retiring Bank(s). If any Eurodollar Loan of a Retiring Bank is paid on any day other than the last day of the Loan Period for that Loan occurring within the time period provided in Paragraph (b) below, the Company shall pay the Retiring Bank’s funding losses as provided in Section 8.5. Upon such assumption and prepayment, such Replacement Bank(s) shall be deemed a, “Bank” or “Banks” for all purposes of this Agreement.

     (b) The transactions described in the foregoing paragraph must be consummated not more than 180 days after the Company’s notice to the Administrative Agent of its (i) request for an extension of the Termination Date pursuant to Section 2.4 or (ii) removal of a Bank pursuant to Section 2.5 (the “180 Day Period”). Further, from and after said notice until all Loans of the Retiring Bank are completely repaid, the Retiring Bank’s Commitment to make new Loans shall continue, provided that until the earlier of the repayment of the Retiring Bank or the expiration of the 180 Day Period the Company may not request a Eurodollar Loan with a Loan Period extending beyond the end of the 180 Day Period. Upon consummation of the applicable transactions, the applicable parties shall execute and deliver to the Administrative Agent an Adjustment Certificate. The Administrative Agent shall distribute to the Company and the Banks copies of the executed Adjustment Certificate. If the transactions are not fully consummated within the 180 Day Period, the respective requested extension of the Termination Date or removal of a Bank which triggered the commencement of said Period shall be of no effect and void from and after the expiration of said 180 Day Period.

     (c) Immediately upon the termination or assumption of its Commitment and the payment in, full of all amounts then owing to it under this Agreement pursuant to any of the clauses of the foregoing paragraph, each Retiring Bank shall cease to be a “Bank” for all purposes of this Agreement and shall no longer have any obligations or rights hereunder or in connection herewith, other than the right to be reimbursed pursuant to this Agreement for costs and expenses attributable to events, acts or conditions occurring prior to such termination or assumption and payment. If the Company has previously executed and delivered Notes to the Banks pursuant to Section 3.2, the Company shall provide a replacement Note to each Consenting Bank (to reflect its increased Commitment) and/or Replacement Bank (to reflect the amount of its Commitment).

     2.7 Representations and Warranty. Each notice of borrowing pursuant to Section 2.3 shall automatically constitute a representation and warranty by the Company to the Administrative Agent and each Bank to the effect that on the requested date of such borrowing (a) the representations and warranties of the Company contained in Sections 9.1, 9.2, 9.3, 9.4, 9.7, 9.8, 9.9, 9.10, 9.11 and 9.12, and, in the case of borrowings described in Section 10.4, the warranties of the Company contained in Sections 9.5 and 9.6, shall be true and correct as of such requested date as though made on the date thereof, and (b) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing or will result therefrom.

SECTION 3
REPAYMENT OF LOANS; NOTES EVIDENCING LOANS

     3.1 Repayment of Loans. The Company hereby promises to pay the unpaid principal amount of each Eurodollar Loan on the last day of the Loan Period for such Loan and all Floating Rate Loans not later than the Termination Date.

     3.2 Notes. The Loans of each Bank shall be evidenced by a promissory note substantially in the form set forth in Exhibit A, with appropriate insertions, dated the date of the initial Loans or such earlier date as may be acceptable to the Administrative Agent and payable to the order of such Bank in the principal amount of the Commitment of such Bank (collectively the “Notes” and individually a “Note”). Each Bank shall record in its records, or at its option on the schedule attached to its Note, the date and amount of each Loan made by such Bank, each repayment or prepayment thereof, and, in the case of a Eurodollar loan, the dates on which the Loan Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Company hereunder or under any Note to repay the principal amount of the Loans together with all interest accruing thereon.

SECTION 4
INTEREST

     4.1 Interest Rates. With respect to each Loan of each Bank, the Company hereby promises to pay interest on the unpaid principal amount thereof for the period commencing on the date of such Loan until such Loan is paid in full as follows:

     (a) if such Loan is a Floating Rate Loan, at a rate per annum equal to the sum of the Base Rate and the applicable Base Rate Margin from time to time in effect, changing as the Base Rate and/or Base Rate Margin changes;

(b) if such Loan is a Eurodollar Loan, at a rate per annum equal to the Eurodollar Rate for such Loan Period, changing as the applicable LIBOR Margin changes.

     (c) Notwithstanding the provisions of preceding clauses (a) or (b), in the event that any principal of, or interest on, any Loan is not paid when due (whether by acceleration or otherwise), after the due date of such principal or interest until such principal or interest is paid, at a rate per annum equal to the Base Rate from time to time (but not less than the Base Rate in effect as at such due date) plus 2% per annum.

     4.2 Applicable Margin. The applicable LIBOR Margin and Base Rate Margin shall be determined from the pricing grid attached hereto as Schedule 1 (which is incorporated by this reference) in accordance with the Company’s Secured Debt Rating at the time of such determination. The LIBOR Margin or the Base Rate Margin, as the case may be, shall be adjusted automatically on and as of the date of public announcement of any change in the Company’s First Mortgage Bond or equivalent long term secured debt rating resulting in a change in the Secured Debt Rating.

     4.3 Interest Payment Dates. Accrued interest on each Loan shall be payable on (i) the date of payment of any Loan and, in the case of a Eurodollar Loan, prepayment thereof, (ii) in the case of each Floating Rate Loan on the last day of each March, June, September and December which occurs while the Loan is outstanding, and (iii) in the case of each Eurodollar Loan on the last day of the Loan Period for such Loan and on the date which is three months after the date the Loan was made in the case of a six month Loan Period. After maturity, accrued interest on all Loans shall be payable on demand.

     4.4 Setting and Notice of Rates. The applicable Eurodollar Rate for each Loan Period for a Eurodollar Loan shall be determined by the Administrative Agent as provided herein, and notice thereof shall be given by the Administrative Agent promptly to the Company and each Bank. Each determination of the applicable Eurodollar Rate (including any change thereof during a Loan Period by reason of a change in the Eurodollar Margin) by the Administrative Agent shall be conclusive and binding upon the parties hereto, in the absence of manifest error. The Administrative Agent shall, upon request of the Company or any Bank, deliver to the Company or such Bank a statement showing the computations used by the Administrative Agent in determining any applicable Eurodollar Rate hereunder.

     4.5 Computation of Interest. Interest shall be computed for the actual number of days elapsed (including the first day, but excluding the last day) on the basis of a 360-day year in the case of Eurodollar Loans and a 365/366-day year in the case of Floating Rate Loans.

SECTION 5
COMMITMENT FEE

     The Company agrees to pay to the Banks that per annum commitment fee for the period from and including the Effective Date to the Termination Date applied to the daily average of the unused amount of the Commitments as shall be determined from time to time from the pricing grid attached hereto as Schedule 1 in accordance with the Company’s Secured Debt Rating then in effect. The applicable fee rate shall be adjusted automatically on and as of the date of public announcement of any change in the Company’s First Mortgage Bond or equivalent long term secured debt rating which results in a change in the Company’s Secured Debt Rating. Such commitment fee shall be computed for the actual number of days elapsed (including the first day but excluding the last day) on the basis of a 365-day year and payable in arrears on the last day of March, June, September, and December, commencing March 31, 1997 for that preceding period from the Effective Date, and thereafter for each preceding three-month period, and on the earlier of the Termination Date or the date of the termination of the Commitments for any period then ending for which such commitment fee shall not have been theretofore paid.

SECTION 6
REDUCTION OF THE COMMITMENTS; PREPAYMENTS

     6.1 Optional Reduction or Termination of the Commitments. The Company may from time to time on at least five Business Days’ prior written notice received by the Administrative Agent (which shall promptly advise each Bank thereof) permanently reduce the amount of the Commitments (such reduction to be pro rata among the Banks according to their respective Percentages) but only upon repayment in accordance with Section 3.1 or prepayment in accordance with Section 6.2 of the amount, if any, by which the aggregate unpaid principal amount of all Loans exceeds the then reduced amount of the Commitments. Any such reduction shall be in a minimum aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess of such amount. The Company may, at any time, on like notice terminate the Commitments in full upon payment in full of all Loans and other obligations of the Company hereunder.

     6.2 Prepayments. The Company may from time to time prepay the Loans in whole or in part, provided that (a) the Company shall give the Administrative Agent (which shall promptly advise each Bank thereof) not less than three (3) Business Days prior notice in the case of Eurodollar Loans and one (1) Business Day in the case of Floating Rate Loans, specifying the Loans to be prepaid and the date and amount of prepayment, (b) Eurodollar Loans shall only be prepaid subject to Section 8.5, and (c) any prepayment of any Loan shall include accrued interest to the date of such prepayment on the principal amount being prepaid. Each partial prepayment pursuant to this Section 6.2 shall be in a minimum aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess of such amount.

SECTION 7
MAKING AND PRORATION OF PAYMENTS; OFFSET

     7.1 Making of Payments. (a) All payments and prepayments of principal of, or interest on, the Notes evidencing the Loans shall be made by the Company to the Administrative Agent in immediately available funds for the account of the holders of the Notes and all such payments (except those made pursuant to Sections 2.6, 8.3, 8.8 and 8.9) shall be pro rata according to the respective unpaid principal amounts of all the Notes evidencing the Loans. All payments of commitment fees shall be made by the Company to the Administrative Agent in immediately available funds for the account of the Banks pro rata except with respect to payments made pursuant to Section 2.6) according to their respective Percentages. All such payments shall be made to the Administrative Agent at its office ‘in Seattle not later than 12:00 Noon, Seattle time, on the date due. Funds received after that hour shall be deemed to have been received by the Administrative Agent on the next following Business Day. The Administrative Agent shall promptly remit to each Bank or other holder of a Note its share of all such payments received in collected funds by the Administrative Agent for the account of such Bank or holder.

     (b) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full, the Administrative Agent may assume that the Company has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank (or such lesser amount as may be due such Bank pursuant to Section 2.3 (b). If and to the extent that the Company shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Effective Rate.

     7.2 Application of Certain Payments. Each payment of principal shall be applied to such Loans as the Company shall direct by notice to be received by tile Administrative Agent on or before the date of such payment, or in the absence of such notice, as the Administrative Agent shall determine in its discretion, provided, however, that, except as otherwise expressly provided herein, the corresponding Loans of all Banks shall be paid pro rata according to their respective Percentages and, for purposes hereof, the Floating Rate Loans made pursuant to Section 8.3 or Section 8.9 shall be deemed of the same type as the corresponding Eurodollar Loans of the other Banks. Concurrently with each remittance to any Bank of its share of any such payment, the Administrative Agent shall advise each Bank as to the application of such payment.

     7.3 Proration of Payments. If any Bank or other holder of a Note shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of or interest (except payments made pursuant to Section 2.6 and Section 8) on any Note in excess of its pro rata share of payments and other recoveries obtained by all Banks or other holders of Notes on account of principal of and interest on Notes then held by them, such Bank or other holder shall purchase from the other Banks or holders such participation in the Notes held by them as shall be necessary to cause such purchasing Bank or other holder to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Bank or holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

     7.4 Payment on Non-Business Days. If any payment of principal of or interest on a Loan, or of commitment fee, falls due on a day that is not a Business Day, then such due date shall be extended to the next following Business Day and, with respect to principal, interest shall accrue and be payable for the period of such extension.

     7.5 Offset. The Company agrees that the Administrative Agent and each holder of a Note shall have all rights of set-off and bankers’ lien provided by applicable law and that, in addition, at any time (a) any payment or other amount owing by the Company under this Agreement is due to the Administrative Agent or any such holder, and (b) any Unmatured Event of Default described in Section 12.1.3 or any Event of Default exists, the Administrative Agent and each holder may apply to the payment of such payment or other amount any and all balances, credits, deposits, accounts, or moneys of the Company then or thereafter with the Administrative Agent or such holder.

SECTION 8
INCREASED COST PROVISIONS AND SPECIAL
PROVISIONS FOR EURODOLLAR LOANS

8.1 Increased Costs. (a) If (i) Regulation D of the Board of Governors of the Federal Reserve System, or (ii) any Regulatory Change,

     (A) shall subject any Bank (or any Applicable Lending Office of such Bank) to any tax, duty or other charge with respect to its Eurodollar Loans, its Note or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to any Bank or its Applicable Lending Office of the principal of or interest on its Eurodollar Loans or any other amounts due under this Agreement in respect of its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income of such Bank or its Applicable Lending Office imposed by the jurisdiction in which such Bank’s principal executive office or its Applicable Lending Office is located); or

     (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Loan any reserve to the extent reimbursed pursuant to Section 8.4), special deposit, special assessment or similar requirement against assets of, deposits with, or for the account of, or credit extended by, any Bank (or any Applicable Lending Office of such Bank); or

     (C) shall impose on any Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Eurodollar Loans, its Note, or its obligation to make Eurodollar Loans, and the result of any of the foregoing is to increase the cost to (or in the case of Regulation D referred to above, to impose a cost on) such Bank (or any Applicable Lending Office of such Bank) of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or any Applicable Lending Office of such Bank) under this Agreement or under its Note with respect thereto, then within 10 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis of such demand (with a copy to the Administrative Agent), the Company shall pay directly to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or such reduction.

     (b) If any Bank shall determine that any Regulatory Change has or would have the effect of increasing the amount of capital such Bank must maintain or of reducing the rate of return on the capital of such Bank or its Parent as a consequence of such Bank’s obligations hereunder to a level below that which such Bank or its Parent could have achieved but for such Regulatory Change (taking into consideration such Bank’s policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then following demand by such Bank (which demand shall be accompanied by a statement setting forth the basis of such demand (with a copy to the Administrative Agent)), the Company shall pay directly to such Bank such additional amount or amounts as will compensate such Bank for the cost of such additional capital or of such reduced return which additional amount shall be payable on each date on which accrued commitment fees are payable under this Agreement occurring thereafter until the Company is notified that the circumstances giving rise to said increased cost no longer exist. In determining such amount, such Bank may use any reasonable averaging and attribution methods. The protection of this paragraph (b) shall be available to each Bank regardless of any possible contention of invalidity or inapplicability of the Regulatory Change that shall have occurred.

     (c) Bank will promptly notify the Company and the Administrative Agent forthwith upon learning of the occurrence after the date hereof of any event entitling such Bank to compensation pursuant to this Section 8.1.

     8.2 Basis for Determining Interest Rate Inadequate. If on or before the Business Day preceding the first day of a Loan Period for a requested Eurodollar Loan (a) the Administrative Agent determines (which determination shall be binding and conclusive on all parties) that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the Eurodollar Rate applicable to such Loan Period, or (b) Banks having 50% or more of the aggregate amount of the Commitments advise the Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to such Banks of funding their Eurodollar Loans for such Loan Period, the Administrative Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Administrative Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Eurodollar Loans shall be suspended. Unless the Company notifies the Administrative Agent on or before the Business Day preceding the first day of the Loan Period for the requested Eurodollar Loan that it elects not to borrow on the date specified in the Company’s notice of the proposed borrowing, the proposed borrowing shall instead be made as a Floating Rate Loan borrowing.

     8.3 Changes in Law Rendering Certain Loans Unlawful. In the event that the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Applicable Lending Office of such Bank) with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency, should make it unlawful or impossible for a Bank or its Applicable Lending Office (“Affected Bank”) to make, maintain, or fund Eurodollar Loans, then (a) the Affected Bank shall promptly notify the Administrative Agent (which shall promptly advise each Bank thereof), (b) the obligation of the Affected Bank to make Eurodollar Loans shall, upon the effectiveness of such event, be suspended for the duration of such unlawfulness (and for such duration any requests by the Company for Eurodollar Loans shall be deemed, with respect to the Affected Bank, to be requests for Floating Rate Loans repayable on the same date as the Eurodollar Loans made by the other non-affected Banks), and (c) if the Affected Bank so requests, the Company shall prepay in full the then outstanding principal amount of the Eurodollar Loans of the Affected Bank made unlawful for the Affected Bank, together with accrued interest thereon and any funding losses pursuant to Section 8.5, prior to the last day of the Loan Period therefor, on such date as may be required by the relevant law, regulation, or interpretation. Concurrently with prepaying each such Eurodollar Loan, the Company shall borrow, and the Affected Bank shall make, a Floating Rate Loan in an equal principal amount (on which interest and principal shall be payable contemporaneously with the related Eurodollar Loans of the other Banks).

     8.4 Eurodollar Reserve Requirements. For so long as any Bank may be required to maintain reserves against “Eurocurrency liabilities” under Regulation D of the Board of Governors of the Federal Reserve System (or, so long as any Bank may be required, by reason of any Regulatory Change, to maintain reserves against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Bank which includes any Eurodollar Loans hereunder), then any affected Bank shall notify the Administrative Agent and the Company shall pay to the Administrative Agent for the account of each Bank, on each date when interest shall be payable in accordance with Section 4.3, an additional amount with respect to the outstanding principal amount of its Eurodollar Loans for each day during the period with respect to which interest is then paid or payable, to be determined as follows:

                                           (   R                      )             1
    Additional amount = P  X               (  ------        -  R       )    X       ------
                                           (   (1 - r)                )             360
P    =      the principal amount of such Eurodollar Loan outstanding on such day;
R    =      the Eurodollar Rate which is a component of the rate at which interest accrues on such
            Eurodollar Loan for such day (expressed as a decimal); and
r    =      the Eurodollar Reserve Percentage.

     The Administrative Agent shall provide the Company with notice of the amount payable under this Section 8.4 at least two Business Days prior to the required date of payment thereof.

     8.5 Funding Losses. The Company hereby agrees that upon demand by any Bank (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed), the Company will indemnify such Bank against any net loss or expense which such Bank may sustain or incur (including without limitation any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain Eurodollar Loans), as reasonably determined by such Bank, as a result of (a) any prepayment of a Eurodollar Loan of such Bank on a date other than the last day of the Loan Period for such Loan, or (b) any failure by the Company to borrow any Loans on a date specified therefor in a notice of borrowing pursuant to Section 2.3. For this purpose, all notices of borrowings to the Administrative Agent pursuant to this Agreement shall be deemed to be irrevocable.

     8.6 Right of Banks to Fund through Other Offices. Each Bank may, if it so elects, fulfill its commitment as to any Eurodollar Loan by causing a branch or affiliate of such Bank to make such Eurodollar Loan, provided that in such event for the purposes of this Agreement such Eurodollar Loan shall be deemed to have been made by such Bank and the obligation of the Company to repay such Eurodollar Loan shall nevertheless be to such Bank and shall be deemed held by it, to the extent of such Eurodollar Loan, for the account of such branch or affiliate.

     8.7 Discretion of Banks as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if each Bank had actually funded and maintained each Eurodollar Loan during each Loan Period for such Eurodollar Loan through the purchase of deposits having a maturity corresponding to such Loan Period and bearing an interest rate equal to the Eurodollar Rate for such Loan Period.

     8.8 Alternative Lenders. In the event that it becomes unlawful or impossible for a Bank to make, maintain, or fund Eurodollar Loans as described in Section 8.3, or an additional amount is required to be paid to any Bank under Section 8.1, then at any time after receipt of notice of such event as required by the respective sections and upon giving written notice to the Administrative Agent (which shall promptly communicate such notice to the Bank concerned), the Company, at its option, may elect to cancel the Commitment of such Bank, but such cancellation shall be effective only upon the identification and substitution of a bank or banks to assume the Commitment of the subject Bank; provided, however, that the Company shall have the foregoing cancellation option only at a time when there is a single Bank which has been so affected under said Section 8.3 or said Section 8.1. The assumption of the Commitment of the subject Bank shall be made in accordance with the provisions of clause(s) (ii) and/or (iii) of paragraph (a) of Section 2.6, as if the subject Bank were a Retiring Bank and an Adjustment Certificate (with appropriate revisions) shall be executed by the applicable parties (and the Administrative Agent shall furnish a copy thereof to the Company and the Banks).

     8.9 Floating Rate Loans Substituted for Affected Eurodollar Loans. If any Bank has demanded compensation under Section 8.1(a), and the Company shall, by at least three Business Days prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section 8.9 shall apply to such Bank, then, unless and until such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer apply:

     (a) all Loans which would otherwise be made by such Bank as Eurodollar Loans shall be made instead as Floating Rate Loans (on which interest and principal shall be payable contemporaneously with the related Eurodollar Loans of the other Banks), and

     (b) after each of its Eurodollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Eurodollar Loans shall be applied to repay its Floating Rate Loans instead.

     8.10 Conclusiveness of Determination; Survival of Provisions. Any determination by a Bank pursuant to Sections 8.1, 8.2, 8.3, 8.4, 8.5 or 8.9 shall be conclusive absent manifest error. The provisions of Sections 8.1, 8.4 and 8.5 shall survive termination of this Agreement.

SECTION 9
REPRESENTATIONS AND WARRANTIES

     To induce the Banks to enter into this Agreement and to make Loans hereunder, the Company represents and warrants to the Administrative Agent and the Banks that as of the Effective Date:

     9.1 Organization, Etc. The Company and each Significant Subsidiary is a corporation duly existing and in good standing under the laws of the State of Washington or such other state under the laws of which such Significant Subsidiary is organized and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, unless the failure to so qualify would not have a material adverse effect on its properties or business.

     9.2 Authorization; No Conflict. The execution and delivery of this Agreement and the Notes, the borrowings hereunder, and the performance by the Company of its obligations under this Agreement and the Notes are within the Company’s corporate powers, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or of any agreement binding upon the Company.

     9.3 Governmental Approvals. The Washington Utilities and Transportation Commission or other applicable governmental authority or regulatory body has duly issued any order authorizing the Company to enter into this Agreement, to execute and deliver this Agreement and the Notes, to borrow hereunder and to perform its obligations under this Agreement and the Notes, that may be required under the laws of the State of Washington and such order, if any is required, remains in full force and effect. No other authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Company of this Agreement and the Notes, the borrowings hereunder, and the performance by the Company of its obligations under this Agreement and the Notes.

     9.4 Validity and Binding Nature. This Agreement is, and the Notes when duly executed and delivered will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally or by general equitable principles.

     9.5 Financial Statements. The audited consolidated financial statements as of December 31, 1995 of Puget and as of September 30, 1996 of WECO, and, in the case of Puget, its unaudited consolidated financial statements as of March 31, June 30, and September 30, 1996, copies of which have been furnished to each Bank, have been prepared in conformity with generally accepted accounting principles applied on a basis consistent (except as may be required by any change in generally accepted accounting principles) with the preceding fiscal period, accurately present the financial condition of Puget and WECO and their respective Subsidiaries as of such dates and the results of their operations for the periods then ended, and since December 31, 1995 for Puget and September 30, 1996 for WECO, there has been no material adverse change in the consolidated business, assets, revenues, financial condition, operations or prospects of either Puget or WECO, or, from and after their merger, of the Company and its Consolidated Subsidiaries, which would adversely impact the Company’s ability to perform its obligations under this Agreement.

     9.6 Litigation. There is no action, suit, or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency, or official which in any manner draws into question the validity of this Agreement or the Notes or (except as disclosed in the respective 1995 or 1996 Form 10-K for either of the Company’s predecessors) in which there is a reasonable possibility of an adverse decision which could materially adversely affect the ability of the Company to perform its obligations under this Agreement.

     9.7 Employee Benefit Plans. Each Plan complies in all material respects with all applicable requirements of law and regulation, no Reportable Event (as defined in ERISA with the exception of the merger of WECO into Puget to form the Company and for which the Pension Benefit Guaranty Corporation has waived any reporting requirement) has occurred with respect to any Plan, and no contribution failure has occurred with respect to any Plan sufficient to give rise to a lien under Section 302(f) of ERISA.

     9.8 Regulation. The Company is not engaged directly or indirectly in the business of extending credit for the purpose of buying or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System) and less than 25% of the assets of the Company and of the Company and its Subsidiaries consists of margin stock.

     9.9 Public Utility Holding Company Act. Either (a) neither the Company nor any Subsidiary is a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company,” within the meaning of the Public Utility Holding Company Act, or (b)(i) the Company is a “subsidiary company” of a “holding company” within the meaning of the Public Utility Holding Company Act, but such “holding company” and its “subsidiary companies,” including the Company, are exempt from the provisions thereof, except Section 9(a)(2) thereof, by virtue of having filed with the Securities and Exchange Commission a Statement By Holding Company Claiming Exemption Under Rule U-2 From The Provisions of the Public Utility Holding Company Act of 1935 on Form U3A-2, and (ii) such exemption is in full force and effect and, to the best of the Company’s knowledge, no proceedings to revoke or modify such exemption have been instituted or are pending.

9.10 Investment Company Act. The Company is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     9.11 Environmental Matters. The Company conducts in the ordinary course of its business a review of the effect of Environmental Laws on the business, operations, and properties of the Company and its Subsidiaries, and as a result thereof has reasonably concluded that Environmental Laws are unlikely to have a material adverse effect on their operations, taken as a whole, or on the ability of the Company to perform its obligations under this Agreement.

     9.12 Information. All information furnished in writing to the Administrative Agent or the Banks by or on behalf of the Company prior to the Effective Date in connection with or pursuant to this Agreement and the relationship established hereunder, at the time the same was so furnished, but in the case of information dated as of a prior date, as of such date, (i) in the case of any information prepared in the ordinary course of business, was complete and correct in the light of the purpose prepared, and, in the case of any information the preparation of which was requested by any Bank, was complete and correct in all material respects to the extent necessary to give such Bank true and accurate knowledge of the subject matter thereof, (ii) did not contain any untrue statement of a material fact, and (iii) did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

SECTION 10
CONDITIONS TO EFFECTIVE DATE; LENDING

     The effectiveness of this Agreement and of the Commitment of each Bank to make its Loans is subject to the following conditions precedent:

     10.1 Conditions Precedent to Effective Date. The Commitment of each Bank shall not become effective until (i) each of the following conditions has been met and satisfied and (ii) the Administrative Agent shall have received, in form and substance satisfactory to it, and in sufficient copies to provide one to each Bank, evidence of:

     10.1.1 Approval Terms of Merger by WUTC/Banks. The Washington Utilities and Transportation Commission shall have approved the plan of merger between Puget and WECO upon terms which are satisfactory to Puget and WECO and which have been approved by Banks holding aggregate Percentages of at least 66 2/3 % of the total Percentages as evidenced by written notices of approval to the Administrative Agent.

     10.1.2 Merger Effected. The merger of WECO into Puget on the terms approved by the WUTC and the Banks pursuant to Section 10.1.1 above shall have been completed and fully effective and the surviving corporation shall have been renamed Puget Sound Energy Company.

     10.1.3 Termination of Other Credit Agreements. Each of the following credit agreements shall have been terminated pursuant to the terms thereof, and all payments required to be made in connection with such termination shall have been made, or the Administrative Agent has received (a) written notice from the agent for the lenders under each such credit agreement that such credit agreement will so terminate immediately upon said lenders’ receipt of the amount specified in said notice, and (b) the Company’s irrevocable written instructions to so direct payment of the corresponding amount(s) out of the proceeds of the initial Loan:

(i) that credit agreement dated December 1, 1991, among Puget, various banks and Seafirst Bank f/k/a Seattle-First National Bank, as agent,

(ii) that credit agreement dated December 1, 1991, among Puget, various banks and The Bank of New York, as agent, and

(iii) that credit agreement dated March 31, 1995, among WECO, various banks and The First National Bank of Chicago, as agent.

     10.1.4 Must Occur Not Later Than March 31, 1997. All of the conditions precedent on the Effective Date set forth in this Section 10.1 must be satisfied no later than March 31, 1997 or such later date to which Puget and WECO may agree to extend their merger agreement with the written consent of Banks holding 66 2/3% of the total Percentage.

     10.1.5 Warranties True. Each of the Company's representations and warranties set forth in Section 9 shall be true and correct.

     10.2 Initial Loan. The obligation of each Bank to make its initial Loan is, in addition to the conditions precedent specified in Sections 10.3 and 10.4, subject to the condition precedent that the Administrative Agent shall have received all of the following, each duly executed and dated the date of such Loan, in form and substance satisfactory to the Administrative Agent, and each (except for the Notes, of which only the original shall be signed) in sufficient number of signed counterparts to provide one for each Bank:

     10.2.1 Note. The Note of the Company payable to the order of such Bank.

     10.2.2 Resolutions and Incumbency. Certified copies of resolutions of the Board of Directors of the Company authorizing this Agreement, the Notes and other documents provided for in this Agreement and the transactions contemplated hereby, together with a certification of the names of the officer or officers of the Company authorized to sign this Agreement and the Notes and other documents provided for in this Agreement and a sample of the true signature of each such officer (upon which certification each Bank may conclusively rely until it shall have received a further certification of the Secretary or any Assistant Secretary of the Company cancelling or amending such prior certification).

     10.2.3 Opinion of Counsel for the Company. The opinion of Perkins Coie LLP, counsel for the Company, addressed to the Administrative Agent and the Banks, to the effect that: (a) the Company and its Significant Subsidiaries are corporations duly existing and in good standing under the laws of the states of their respective incorporation; (b) the Company has full corporate power to execute, deliver and perform this Agreement, to borrow moneys hereunder, and to execute, deliver, and perform its obligations under the Notes; (c) the execution and delivery of this Agreement and the Notes, the borrowings hereunder, and the performance by the Company of its obligations under this Agreement and the Notes have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or, to the knowledge of such counsel, of any agreement binding upon the Company; (d) the Washington Utilities and Transportation Commission or other applicable governmental authority or regulatory body has duly issued an order authorizing the Company to enter into this Agreement, to execute and deliver this Agreement and the Notes, to borrow hereunder, and to perform its obligations under this Agreement and the Notes, and such order remains in full force and effect (or no such order is required under the laws of the State of Washington) and no other authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Company of this Agreement and the Notes, the borrowings hereunder, and the performance by the Company of its obligations under this Agreement and the Notes; (e) this Agreement and the Notes have been duly executed and delivered by the Company and are the legal, valid, and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally or by general equitable principles; and (f) either (i) neither the Company nor any Subsidiary is a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company,” within the meaning of the Public Utility Holding Company Act, or (ii) (A) the Company is a “subsidiary company” of a “holding company” within the meaning of the Public Utility Holding Company Act, but such “holding company” and its “subsidiary companies,” including the Company, are exempt from the provisions thereof, except Section 9(a)(2) thereof, by virtue of having filed with the Securities and Exchange Commission a Statement By Holding Company Claiming Exemption Under Rule 0-2 From The Provisions of the Public Utility Holding Company Act of 1935 on Form 0-3A-2, and (B) such exemption is in full force and effect and, to the best of such counsel’s knowledge, no proceedings to revoke or modify such exemption have been instituted or are pending.

     10.2.4 Regulatory Approval. A certified copy of any order of the Washington Utilities and Transportation Commission or other applicable governmental authority or regulatory body authorizing the Company to enter into this Agreement and to execute and deliver the Notes that may be required under the laws of the State of Washington.

     10.2.5 Other. Such other documents as the Administrative Agent or any Bank may reasonably request.

     10.3 All Loans. The obligation of each Bank to make the initial Loan and each subsequent Loan is subject to the following further-conditions precedent that (a) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the making of such Loan, and (b) the representations and warranties of the Company contained in Sections 9.1, 9.2, 9.3, 9.4, 9.7, 9.8, 9.9, 9.10, 9.11 and 9.12 are true and correct as of the date of such requested Loan, with the same effect as though made on the date of such Loan.

     10.4 New Money Loans. The obligation of each Bank to make any Loan that would increase the aggregate outstanding principal amount of the Loans over the aggregate principal amount of the Loans outstanding immediately prior to the making of such Loan is subject to the further condition precedent that the warranties of the Company contained in Sections 9.5 and 9.6 are true and correct as of the date of such requested Loan with the same effect as though made on the date of such Loan; provided, however, that for purposes of the warranties contained in Section 9.5 and Section 9.6, the date of the referenced audited fiscal year-end financial statements and Form 10-K of the Company shall be that last furnished to the Banks with respect to a requested extension of the Termination Date pursuant to Section 2.4 and which such extension was accepted by the Required Banks.

     10.5 Loans On or After Extension of Termination Date. The obligation of each Bank to make its initial Loan on or after any extension of the Termination Date is subject to the following further condition precedent that the Administrative Agent shall have received all of the following, each duly executed and dated the date of such Loan, in form and substance satisfactory to the Administrative Agent, and each in sufficient number of signed counterparts to provide one for each Bank (unless such Loan is also the initial Loan under this Agreement, in which case the conditions precedent specified Sections 10.2, 10.3 and 10.4 shall be applicable):

     10.5.1 Bring-Down Opinion. The opinion of Messrs. Perkins Coie or other counsel for the Company acceptable to the Administrative Agent, addressed to the Administrative Agent and the Banks, reaffirming their opinion furnished pursuant to Section 10.23 (and applying to this Agreement and borrowings hereunder after giving effect to such extension of the Termination Date).

     10.5.2 Confirmations. Such other confirmations of the continuing effectiveness of any of the documents referred to in Section 10.2 as the Administrative Agent or any Bank may reasonably request.

SECTION 11
COMPANY’S COVENANTS

     After the Effective Date and until the expiration or termination of the Commitments and thereafter until all obligations of the Company hereunder and under the Notes are paid in full, the Company agrees that, unless at any time the Required Banks shall otherwise expressly consent in writing, it will:

     11.1 Reports, Certificates and Other Information. Furnish to Administrative Agent and each Bank:

     11.1.1 Annual Report. Within 100 days after the end of each fiscal year of the Company, a copy of the annual audited consolidated financial statements of the Company and its Subsidiaries prepared in conformity with generally accepted accounting principles applied on a basis consistent (except as may be required by any change in generally accepted accounting principles) with the audited consolidated financial statements of Puget and its Subsidiaries as of December 31, 1995, duly certified by independent certified public accountants of recognized national standing.

     11.1.2 Interim Reports. Within 60 days after each quarter (except the last quarter) of each fiscal year of the Company, a copy of the unaudited consolidated financial statements of the Company and its Subsidiaries prepared in the same manner as the audit report referred to in Section 11.1.1, signed by the Chief Financial Officer, Chief Accounting Officer, or the Treasurer of the Company and consisting of at least a balance sheet as of the close of such quarter, statements of earnings for such quarter and for the period from the beginning of such fiscal year to the close of such quarter, and statements of cash flow for the period from the beginning of such fiscal year to the close of such quarter.

     11.1.3 Certificates. Contemporaneously with the furnishing of a copy of each annual audited statements and of each set of quarterly statements provided for in this Section 11.1, a certificate dated as of the date of such annual or quarterly statement and signed by the President, the Chief Financial Officer, Chief Accounting Officer, or the Treasurer of the Company, certifying (i) the Company’s calculation of the financial covenant ratio pursuant to Section 11.14 and (ii) that no Event of Default or Unmatured Event of Default has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it.

     11.1.4 Reports to SEC and to Shareholders. Copies of each filing and report made by the Company or any Subsidiary with or to any securities exchange or the Securities and Exchange Commission, and of each communication from the Company or any Subsidiary to shareholders generally, promptly upon the filing or making thereof.

     11.1.5 Notice of Default and Litigation. Forthwith upon learning of the occurrence of either of the following, written notice thereof, describing the same and the steps being taken by the Company or the Subsidiary affected with respect thereto: (a) the occurrence of an Event of Default or an Unmatured Event of Default, or (b) the institution of any litigation, arbitration proceeding, or governmental proceeding in which there is a reasonable possibility of an adverse decision, or any adverse determination therein, which could materially adversely affect the ability of the Company to perform its obligations under this Agreement.

     11.1.6 Other Information. From time to time such other information concerning the Company and its Subsidiaries as any Bank or the Administrative Agent may reasonably request. All information furnished in writing to the Administrative Agent or the Banks by or on behalf of the Company on or after the Effective Date in connection with or pursuant to this Agreement or in connection with or pursuant to any amendment or modification of, or waiver of rights under, this Agreement, shall, at the time the same is so furnished, but in the case of information dated as of a prior date, as of such date, (i) in the case of any information prepared in the ordinary course of business, be complete and correct in the light of the purpose prepared, and, in the case of any information required by the terms of this Agreement or the preparation of which was requested by any Bank, be complete and correct to the extent necessary to give the Banks true and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact, and (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Administrative Agent or any Bank shall constitute a representation and warranty by the Company made on the date the same are so furnished to the effect specified in clauses (i), (ii), and (iii).

     11.2 Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each Significant Subsidiary to preserve and maintain, its corporate existence, rights (charter and statutory), franchises, and licenses in the state of its incorporation and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is reasonably necessary in view of its business and operations or the ownership of its properties, except as permitted under Section 11.3 or Section 11.8; provided, however, that neither the Company nor any Significant Subsidiary shall be required to preserve any right, franchise, or license if the loss thereof is not disadvantageous in any material respect to the Banks.

     11.3 Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all respects with all applicable laws, rules, regulations, and orders of any governmental authority, the non-compliance with which is likely to result in a material adverse change in the consolidated financial condition or results of operations of the Company and its Subsidiaries, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property, except to the extent contested in good faith and by appropriate proceedings.

     11.4 Maintenance of Insurance. Maintain, and cause each of its Significant Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations or through its own program of self-insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general area in which the Company or such Significant Subsidiary operates; provided, however, that the portion of such insurance constituting self-insurance is comparable to that usually maintained by such companies and the reserves established with respect to any such self-insurance programs are deemed adequate by the officer or officers of the Company responsible for insurance matters.

     11.5 Visitation Rights. At any reasonable time and from time to time, permit any Bank or the Administrative Agent or any agents or representatives thereof at their own expense to examine and make copies of and abstracts from the records and books of account of the Company and any of its Subsidiaries, and visit the properties of the Company and any of its Subsidiaries, and to discuss the affairs, finances, and accounts of the Company and any of its Subsidiaries with its officers.

     11.6 Keeping of Books. Keep, and cause each of its Significant Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each of its Significant Subsidiaries in accordance with generally accepted accounting principles consistently applied (except as may be required by any change in generally accepted accounting principles).

     11.7 Maintenance of Properties. Maintain and preserve, and cause each of its Significant Subsidiaries to maintain and preserve, all of its properties which are used or which are useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted; provided, however, that nothing herein shall prevent the Company from discontinuing the operation or reducing the capacity of any of its plants or properties if (a) in the reasonable judgment of the Company, any such action is necessary or desirable in the conduct of the business of the Company, provided that such discontinuation or reduction shall not be such as to result in a material adverse change in the financial condition or results of operations of the Company, or (b) the Company is ordered to do so by any regulatory authority having jurisdiction over the Company.

     11.8 Mergers, Etc. Not merge with or into or consolidate with or into, or acquire all or substantially all of the assets of, any Person, or permit any Significant Subsidiary to do so, except that (a) any Subsidiary of the Company may merge or consolidate with or into or transfer assets to the Company or any other Subsidiary thereof, or (b) the Company or any of its Subsidiaries may merge or consolidate with, acquire by purchase of stock or acquire the assets of any other Person the assets of which at the time of such merger or consolidation do not exceed 10% of the assets of the Company and its Consolidated Subsidiaries, provided that in the case of any such merger or consolidation involving the Company, it is the surviving entity. The above determinations in this Section 11.8 shall be based on pro forma consolidated financial statements of the Company and its Subsidiaries as of the date of such acquisition.

     11.9 Sales, Etc. of Assets. Not sell, lease, transfer, or otherwise dispose of, or permit any Significant Subsidiary to sell, lease, transfer, or otherwise dispose of, any material part of its assets (except to the extent permitted by Section 11.10) if such sale, lease, transfer or other disposition adversely impacts the Company’s ability to perform its obligations under this Agreement.

     11.10 Liens. Not create, incur, assume, or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, to secure any Indebtedness of any Person, any obligation of such Person to pay the deferred purchase price of property or services (except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms), or any obligation of such Person as lessee under a capital lease, other than:

(a) Permitted Liens;

     (b) the Lien of the First Mortgage and any Lien described in any deeds or other instruments under which property has been conveyed to the Company and to which the Lien of the First Mortgage is expressly made subject;

(c) "permitted encumbrances" as defined in the First Mortgage;

     (d) purchase money mortgages or other purchase money liens upon any property hereafter acquired, mortgages or liens existing upon property hereafter acquired at the date of acquisition and security interests under conditional sale agreements or other similar title retention agreements entered into with respect to any property hereafter acquired within six months of the date of such acquisition (excluding, however, in each case, property referred to in paragraph (e) below); provided, however, that no such mortgage, lien, or security interest permitted under this paragraph (d) shall extend to or cover any property of the Company or any Subsidiary then owned or thereafter acquired (except the property then being acquired, property being acquired with the proceeds of indebtedness secured by such purchase money mortgages, liens or security interests, replacements thereof, fixed improvements erected thereon, and fixed improvements appertaining thereto erected on adjacent property); or

     (e) Liens on coal or other fuel or fuel products not supplying any plant of the Company in existence on the date hereof as security for any indebtedness incurred by the Company for the purpose of financing the acquisition of such coal or other fuel or fuel products.

     11.11 Compliance with ERISA. Not (a) voluntarily terminate any Plan such that the termination results in any material liability of the Company to the Pension Benefit Guaranty Corporation or any other Person under Title IV of ERISA, (b) enter into any Prohibited Transaction (as defined in Section 4975 of the Internal Revenue Code of 1986, as amended, and in ERISA) involving any Plan which results in any material liability of the Company to the Pension Benefit Guaranty Corporation or any other Person under Title IV of ERISA, (c) cause any occurrence of any Reportable Event which results in any material liability of the Company to the Pension Benefit Guaranty Corporation or any other Person under Title IV of ERISA, or (d) allow or suffer to exist any other event or condition known to the Company which results in any material liability of the Company to the Pension Benefit Guaranty Corporation or any other Person under Title IV of ERISA.

     11.12 Use of Proceeds. Use the proceeds of the Loans for general working capital purposes and not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “buying or carrying margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time.

     11.13 Scope of Business. Engage only in substantially the same types of businesses as it is engaged in on the date hereof.

     11.14 Financial Covenant. Not permit the aggregate Indebtedness of the Company to exceed 65% of the sum of said Indebtedness plus preferred and common shareholder equity as determined at the end of each fiscal quarter of the Company.

SECTION 12
EVENTS OF DEFAULT AND THEIR EFFECT

     12.1 Events of Default. Each of the following shall constitute an "Event of Default" under this Agreement:

     12.1.1 Non-Payment of Notes, Etc. Default in the payment when due of any principal of any Note, or default and the continuance thereof for five days in the payment when due of any interest on any Note or any fees payable by the Company hereunder.

     12.1.2 Non-Payment of Other Indebtedness. Default in the payment when due, whether by acceleration or otherwise, of any Indebtedness (other than the Loans under this Agreement) of the Company or any Significant Subsidiary, or guaranteed by the Company or any Significant Subsidiary, in an amount which exceeds $10,000,000 individually or default in the performance or observance of any obligation or condition with respect to any such other Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     12.1.3 Bankruptcy, Insolvency, Etc. The Company or any Significant Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or the Company or any Significant Subsidiary applies for, consents to, or acquiesces in the appointment of, a trustee, receiver, or other custodian for the Company or such Significant Subsidiary or for a substantial part of the property of any thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver, or other custodian is appointed for the Company or any Significant Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of a Significant Subsidiary), is commenced in respect of the Company or any Significant Subsidiary, and if such case or proceeding is not commenced by the Company or such Significant Subsidiary, it is consented to or acquiesced in by the Company or such Significant Subsidiary or remains for 60 days undismissed or an order for relief is entered involuntarily before the expiration of 60 days; or the Company or any Significant Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing.

     12.1.4 Non-Compliance with This Agreement. Failure by the Company to (a) preserve its corporate existence, (b) comply with the provisions of paragraph (a) of Section 11.1.5, (c) comply with the provisions of Sections 11.8, 11.9, or 11.11, or (d) comply with or to perform any other provision of this Agreement (and not constituting an Event of Default under any of the preceding provisions of this Section 12) and, in the case of paragraph (d) hereof, continuance of such failure for 30 days after notice thereof to the Company from the Administrative Agent, or the Required Banks.

     12.1.5 Warranties. Any representation, warranty, certification, or statement made (or deemed made) by the Company herein or by the Company (or any of its officers) in connection herewith or with the execution and delivery of its Notes or in any certificate, financial statement, or other document delivered pursuant to this Agreement shall prove to have been (i) fraudulent or (ii) misleading in any respect material to the Company’s ability to perform its obligations under this Agreement when made (or deemed made).

     12.1.6 Employee Benefit Plans. With respect to any Plan, a Reportable Event (as defined in ERISA) has occurred and is continuing.

     12.2 Effect of Event of Default. (a)  If any Event of Default described in Section 12.1.1 or Section 12.1.3 shall occur with respect to the Company, the Commitments shall immediately terminate and all Notes (with accrued interest thereon) and all other amounts payable under this Agreement shall become immediately due and payable, all without notice of any kind, (b) in the case of any other Event of Default, the Administrative Agent may (and upon written request of the Required Banks shall) declare the Commitments to be terminated and all Notes, accrued interest thereon, and all other amounts payable under this Agreement to be due and payable, whereupon the Commitments shall immediately terminate and all Notes (with accrued interest thereon) and all such other amounts shall become immediately due and payable, all without notice of any kind, (c) the Administrative Agent shall promptly advise the Company and each Bank of any such declaration, but failure to do so shall not impair the effect of such declaration, and (d) notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 12.1.1 or Section 12.1.3 may be waived by the written concurrence of the holders of 100% of the aggregate unpaid principal amount of the Notes, and the effect as an Event of Default of any other event described in this Section 12 may be waived by the written concurrence of the Required Banks.

SECTION 13
THE ADMINISTRATIVE AGENT

     13.1 Appointment and Powers. Each Bank hereby irrevocably appoints and authorizes Bank of America NW, N.A. doing business as Seafirst Bank, and Seafirst Bank hereby agrees, to act as the agent of such Bank under this Agreement with such powers as are delegated to the Administrative Agent by the terms hereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent’s duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in this Agreement and shall not be required under any circumstances to take any action that, in its judgment, is contrary to this Agreement or Applicable Law or would expose it to Liability. The Administrative Agent shall not, by reason of its serving as the Administrative Agent, be a trustee or other fiduciary for any Bank

     13.2 Limitation on Administrative Agent’s Liability. Neither the Administrative Agent nor any of its directors, officers, employees, or agents shall be liable or responsible to the Banks for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence, willful misconduct or knowing violations of law. The Administrative Agent shall not be responsible to any Bank for (a) any recitals, statements, representations, or warranties contained in this Agreement or in any certificate or other document referred to, provided for in, or received by, any of the Banks under, this Agreement, (b) the validity, effectiveness, or enforceability of this Agreement or the Notes or any such certificate or other document or (c) any failure by the Company to perform any of its obligations under this Agreement or the Notes. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact. The Administrative Agent shall be entitled to rely upon any certification, notice, or other communication (including any thereof by telephone, telex, telecopier, telegram, or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants, and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

     13.3 Events of Default and Unmatured Events of Default. The Administrative Agent shall not be deemed to have knowledge of the occurrence of an Event of Default or of an Unmatured Event of Default (other than the non-payment to it of commitment fees or principal of or interest on Loans) unless the Administrative Agent has received notice from a Bank or the Company specifying such Event of Default or Unmatured Event of Default and stating that such notice is a “Notice of Event of Default or Unmatured Event of Default.” The Administrative Agent shall (subject to Section 13.6(b)) (a) in the case of an Event of Default take any or all of the actions referred to in Section 12.2(b) if so directed by the Required Banks, and (b) in the case of any Event of Default or Unmatured Event of Default, take such other action with respect to such Event of Default or Unmatured Event of Default as shall be reasonably directed by the Required Banks; provided, that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable in the best interests of the Banks.

     13.4 Documentation and Syndication Agents. Neither of the Documentation nor Syndication Agents shall have any agency duties or responsibilities as agents for any party under this Agreement.

     13.5 Rights as a Bank. Each Person acting as the Administrative Agent, Documentation Agent or Syndication Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not acting as one of said Agents, and the term “Bank” or “Banks” shall include such Person in its individual capacity. Each Person acting as the Administrative Agent and its Affiliates, or as the Documentation Agent or Syndication Agent and their respective Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, and generally engage in any kind of banking, trust, or other business with the Company and its Affiliates as if it were not acting as such Agent, and such Person and its Affiliates may accept fees and other consideration from the Company and its Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Banks

     13.6 Indemnification. (a) The Banks agree (which agreement shall survive any termination of this Agreement) to indemnify each of the Administrative Agent, Documentation Agent and Syndication Agent (to the extent not reimbursed by the Company hereunder), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind and nature whatsoever that may be imposed on, incurred by, or asserted against any of such Agents (including the costs and expenses that the Company is obligated to pay hereunder) in any way relating to or arising out of this Agreement or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from gross negligence, willful misconduct or knowing violations of law by such Agent.

     (b) Notwithstanding any other provision of this Agreement, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Banks against any and all Liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     13.7 Non-Reliance on Administrative Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its own decision to enter into this Agreement, and that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or its Note. Except as provided in Section 13.3, the Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Company of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Company or any Subsidiary. Except for notices, reports, and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under this Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Banks with any credit or other information concerning the affairs, financial condition, or business of the Company or any Subsidiary that may come into the possession of the Administrative Agent or any of its Affiliates.

     13.8 Resignation/Removal of the Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving at least 30 days’ prior notice thereof to the Banks and the Company. So long as no Event of Default or Unmatured Event of Default exists, the Company with the approval of the Required Banks, excluding the Bank being removed as Administrative Agent, may remove the Administrative Agent with or without cause. The Required Banks, excluding the Bank being removed as Administrative Agent, may remove the Administrative Agent any time with or without cause, with the consent of the Company, which consent shall not be unreasonably withheld; provided, however, no approval by the Company shall be required during any period during which there exists an Event of Default or Unmatured Event of Default.

     13.9 Appointment of Successor Agent. Upon receipt of notice of the Administrative Agent’s resignation or upon removal of the Administrative Agent by the Required Banks and/or the Company in accordance with Section 13.8, the Required Banks, excluding the resigning Administrative Agent, may, with the approval of the Company, appoint a successor Administrative Agent; provided, however, no approval by the Company shall be required during any period during which there exists an Event of Default or Unmatured Event of Default. In the case of the Administrative Agent’s resignation, if no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties, and obligations of the retiring Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under this Agreement. After any such resignation or removal, the provisions of this Section 13 shall continue in effect for the resigning or removed Administrative Agent’s benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

SECTION 14
GENERAL

     14.1 Waiver; Amendments. No delay on the part of the Administrative Agent, any Bank, or the holder of any Note in the exercise of any right, power, or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power, or remedy preclude other or further exercise thereof, or the exercise of any other right, power, or remedy. No amendment, modification, or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and signed and delivered by Banks having an aggregate Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Banks and then any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver, or consent (a) shall extend or increase the amount of the Commitments, extend the maturity of the Notes or the date for any payment of principal, interest or commitment fee hereunder, or reduce the commitment fee hereunder, the rate of interest payable with respect to the Notes, amounts payable pursuant to Section 8.1 or the aggregate Percentage required to effect an amendment, modification, waiver, or consent without the consent of all of the Banks or (b) shall reduce the principal amount of, or rate of interest on, any Note without the consent of the holder of such Note. No provisions of Section 13 shall be amended, modified, or waived without the consent of the Administrative Agent or of this Section 14.1 without the consent of all of the Banks.

     14.2 Costs, Expenses and Taxes. The Company agrees to pay on demand all out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and of local counsel, if any, who may be retained by said counsel) in connection with the preparation, execution, delivery, and administration of this Agreement, the Notes, and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, and all out-of pocket costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by any Bank or the Administrative Agent in connection with the enforcement of this Agreement, the Notes, and any other such instruments or documents or any collateral security. Each Bank agrees to reimburse the Administrative Agent for such Bank’s pro rata share (based upon its respective Percentage) of any such costs or expenses not paid by the Company. In addition, the Company agrees to pay, and to save the Administrative Agent and the Banks harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided for in this Section 14.2 shall survive any termination of this Agreement.

     14.3 Notices. All notices hereunder shall be in writing to the addresses of the parties set forth below their respective names on the signature pages hereof or, in the case of notice to a Replacement Bank, to its address set forth on the Adjustment Certificate executed by it as a Replacement Bank, or, in the case of an Assignee to its address as set forth in the Assignment and Assumption Agreement, and in any case, to such other address as any such party may by notice give to the other parties hereto. Notices given by mail shall be deemed to have been given three days after the date sent if sent by registered or certified mail, postage prepaid. Notices given by telegram, telex, or telecopier shall be deemed to have been given when sent, if properly addressed to the party to whom sent, at its address, as aforesaid; provided, that without affecting the effectiveness of any such electronic transmission, the sender shall be expected to extend the courtesy of telephonic notice to the recipient of such electronic transmission.

     14.4 Governing Law. This Agreement and each Note shall be a contract made under and governed by the laws of the State of Washington.

     14.5 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     14.6 Effective Date. This Agreement shall become effective on the Effective Date.

14.7 Assignments and Participations Granted by Banks. -----------------------------------------------

     14.7.1 Participations. Any Bank may, without the consent of the Company, at any time sell to one or more banks or other financial institutions (each a “Participant”) participating interests in any Loan owing to such Bank, any Note held by such Bank, the Commitment of such Bank hereunder, and any other interest of such Bank hereunder. After any such sale, each Bank shall notify the Company thereof. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank’s obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of its Note, if any, for all purposes under this Agreement, and the Company and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank’s rights and obligations under this Agreement. Any agreement pursuant to which a Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement which pursuant to Section 14.1 requires the consent of all Banks without the consent of the Participant; provided further that such Participant shall be bound by any waiver, amendment or other decision that all Banks shall be required to abide by pursuant to a vote by Required Banks. Subject to the provisions of Section 14.7.3, the Company agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Sections 8.1, 8.4 and 8.5 with respect to its participating interest. An assignment or other transfer which is not permitted by Sections 14.7.2 and 14.7.5 below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this Section 14.7.1.

     14.7.2 Assignments.

     (a) Any Bank may at any time sell to one or more Eligible Institutions (each an “Assignee”) all or a portion of its rights and obligations under this Agreement and the Notes with the consent of the Company, provided no consent of the Company shall be required following an Event of Default or while an Unmatured Event of Default exists. Each Assignee shall assume all such rights and obligations pursuant to an Assignment and Assumption Agreement executed by such Assignee, such transferor Bank and the Company. In no event shall (i) any Commitment of a transferor Bank (together with the Commitment of any affiliate of such Bank), after giving effect to any sale pursuant to this Section 14.7.2, be less than $10,000,000, or (ii) any Commitment of an Assignee (together with the Commitment of any affiliate of such Assignee), after giving effect to any sale pursuant to this Section 14.7.2, be less than $10,000,000, except in each case as may result upon the transfer by a Bank of its Commitment in its entirety.

     (b) So long as no Event of Default or Unmatured Event of Default has occurred and is continuing, no interest may be sold by a Bank pursuant to this Section 14.7.2 without the prior written consent of the Company and the Administrative Agent, which shall not be unreasonably withheld. The withholding of consent by the Company shall not be deemed unreasonable if based solely upon the Company’s desire to (i) balance relative loan exposures to such Eligible Assignee among all credit facilities of the Company or (ii) avoid payment of any additional amounts payable to such Assignee under Sections 8.1, 8.4, and 8.5 which would arise from such assignment.

     (c) Upon (i) execution of an Assignment and Assumption Agreement, (ii) delivery by the transferor Bank of an executed copy thereof, together with notice that the payment referred to in clause (iii) below shall have been made, to the Company and the Administrative Agent, (iii) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee and (iv) if the Assignee is organized under the laws of any Jurisdiction other than the United States or any state thereof, evidence satisfactory to the Administrative Agent and the Company of compliance with the provisions of Section 14.7.5, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such Assignment and Assumption Agreement, and the Transferor Bank shall be released from its obligations hereunder to a correspondent extent, and no further consent or action by the Company, the Banks or the Administrative Agent shall be required to effectuate such transfer. Each Assignee shall be bound by any waiver, amendment or other decision that all Banks shall be required to abide by pursuant to a vote by Required Banks.

     (d) Upon the consummation of any transfer to an Assignee pursuant to this Section 14.7.2, the transferor Bank, the Administrative Agent and the Company shall make appropriate arrangements so that, if requested by the transferor Bank or the Assignee, a new Note or Notes shall be delivered from the Company to the transferor Bank and/or such Assignee. In connection with any such assignment, the Assignee or the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500.

     14.7.3 No Increased Costs. No Assignee, Participant or other transferee (including any successor Applicable Lending Office) of any Bank’s rights shall be entitled to receive any greater payment under Section 8.1, 8.4, or 8.5 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company’s prior written consent or by reason of the provisions of Sections 8.1 or 8.3 requiring such Bank to designate a different Applicable Lending office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     14.7.4 Share Information. Each Bank may, upon the written consent of the Company, which consent shall not be unreasonably withheld, disclose to any Participant or Assignee (each a “Transferee”) and any prospective Transferee any and all financial information in such Bank’s possession concerning the Company that has been delivered to such Bank by the Company pursuant to this Agreement or that has been delivered to such Bank by the Company in connection with such Bank’s credit evaluation prior to entering into this Agreement, subject in all cases to agreement by such Transferee or prospective Transferee to maintain the confidentiality of such information.

     14.7.5 No Withholding Tax. If pursuant to Section 14.7.2, any interest in this Agreement or any Note is transferred to any Assignee that is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Bank shall cause such Assignee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Bank (for the benefit of the transferor Bank, the Administrative Agent and the Company) that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the Company or the transferor Bank with respect to any payments to be made to such Assignee in respect of the Loans and (ii) to furnish to each of the Transferor Bank, the Administrative Agent and the Company two duly completed copies of the duly executed Assignment and Assumption Agreement substantially in the form of Exhibit C hereto.

     14.7.6 Pledge to Federal Reserve Bank. Notwithstanding any provision of this Section 14.7 to the contrary, any Bank may assign or pledge any of its rights and interests in the Loans to a Federal Reserve Bank without the consent of the Company.

     14.8 Successors and Assigns. This Agreement shall be binding upon the Company, the Banks, and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, and the Administrative Agent and their respective successors and assigns; provided, however, that the Company may not assign any of its rights or obligations hereunder without the consent of all of the Banks.

     14.9 Indemnification of Banks and Agents. The Company agrees to indemnify and hold harmless each Agent, Bank, and their officers, directors, employees, and agents from any liability, loss, or expenses incurred thereby in connection with this Agreement or arising out of the Company’s use of the proceeds of the Loans, provided that the Company shall not be liable for any of the foregoing to the extent they arise from gross negligence, willful misconduct or knowing violations of law by such Agent(s) and/or Bank(s).

     14.10 Waiver of Jury Trial. The Company, Agents and Banks each waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement, the Notes, and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

     14.11 Entire Agreement. This Agreement represents the entire agreement among the parties with respect to the subject matter hereof and supersedes and cancels all other prior agreements and understandings, whether written or oral, of the parties in connection with such subject matter.

     14.12 Severability. The illegality or unenforceability of any provision of this Agreement or any Note or any agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement, such Note or other agreement required hereunder.

     Delivered at Seattle, Washington, as of the day and year first above written.

COMPANY:

                  PUGET SOUND ENERGY COMPANY, the Washington corporation
                             surviving the merger of WECO and Puget by

WASHINGTON ENERGY         and              PUGET SOUND POWER
COMPANY                                    & LIGHT COMPANY

/s/ James P. Torgerson                       /s/ Donald E. Gaines
---------------------------                 ----------------------
By:  James P. Torgerson                     By:  Donald E. Gaines
Title:  Executive Vice President and CFO    Title: Treasurer

Address for Notices:                        Address for Notices:
(prior to Effective Date)                   (pre and post Effective Date)
815 Mercer Street                           411 108th Avenue, N.E.
Seattle, WA 98109                           Bellevue, Washington 98004
Attention:     Wayne Hays                   Attention:  Robert P. Bariletti
Telephone:     (206) 224-2122               Telephone: (206) 462-3751
Telecopier:    (206) 521-5143               Telecopier: (206) 462-3515

ADMINISTRATIVE AGENT:
BANK OF AMERICA NW, N.A. d/b/a
SEAFIRST BANK as Administrative Agent

/s/ Dora A. Brown
------------------------------
By:  Dora Brown
Its:  Agency Officer
Address for Notices:
Seafirst Agency Services
701 Fifth Avenue, 16th Floor
Seattle, Washington 98104
Attention:  Dora Brown
Telephone:  (206) 358-0101
Telecopier:  (206) 358-0971

BANKS:
BANK OF AMERICA NW, N.A. d/b/a
SEAFIRST BANK in its individual capacity

/s/ David A. Dehlendorf
---------------------------------
By:  David A. Dehlendorf
Title:  Vice President

Address for Notices and Domestic Office:
Northwest National Division
701 Fifth Avenue, 12th Floor
Seattle, Washington 98104

Attention:  David A. Dehlendorf
Telephone:  (206) 358-3034 Eurodollar Office:
Telecopier:  (206) 358-3113         701 Fifth Avenue, 12th Floor
                                            Seattle, Washington 98104

NATIONSBANK OF TEXAS, N.A.

/s/ Curtis L. Anderson
------------------------------------
By:  Curtis L. Anderson

Title:  Senior Vice President

Address for Notices and Domestic Office:

901 Main Street, Floor 64
Dallas, TX  75202

Attention:  Curtis L. Anderson
Telephone:  (214) 508-1290
Telecopier:  (214) 508-3943

U.S. BANK OF WASHINGTON, N.A.

/s/ Peter Bentley
---------------------------
By:  Peter Bentley
Title:  Vice President

Address for Notices and Domestic Office:
1420 Fifth Avenue, Floor 11
Seattle, WA  98101

Attention:  Wade Black

Telephone:  (206) 587-5234
Telecopier:  (206) 587-5259

THE FIRST NATIONAL BANK OF CHICAGO

/s/ [undecipherable]
------------------------------------
By:  [undecipherable]
Title:  [undecipherable]

Address for Notices and Domestic Office:

One First National Plaza, Suite 0363
Chicago, IL 60670

Attention:  Thomas Cheng

Telephone:  (312) 732-7822
Telecopier:  (312) 732-3055

ABN AMBRO BANK N.V., SEATTLE BRANCH
by:  ABN AMRO NORTH AMERICA, INC., as AGENT

/s/ James J. Rice                   /s/ Lee-Lee Miao
---------------------------         -----------------------------------
By:  James J. Rice                          By:  Lee-Lee Miao
Title:  Vice President and Director         Title:  Vice President and Director

Address for Notices and Domestic Office:

One Union Square, Suite 2323
600 University Street
Seattle, WA 98101

Telephone:  (206) 587-2360
Telecopier:  (206) 682-5641

WELLS FARGO BANK, N.A.

/s/ Adrienne Stone
------------------------------------
By:  Adrienne Stone
Title:  Vice President

Address for Notices and Domestic Office:

999 Third Avenue, Floor 11
Seattle, WA 98104

Telephone:  (206) 292-3397
Telecopier:  (206) 292-3120

THE INDUSTRIAL BANK OF JAPAN, LIMITED,
LOS ANGELES AGENCY

/s/ Shusei Nagai
---------------------------
By:  Shusei Nagai
Title:  General Manager

Address for Notices and Domestic Office:

Steve Arce
350 South Grand Avenue, Suite 1500
Los Angeles, CA  90071

Telephone:  (213) 893-6453
Telecopier:  (213) 488-9840

BANK OF MONTREAL

/s/ John K. Harche
------------------------------------
By:  John K. Harche
Title:  Director

Address for Notices and Domestic Office:

115 South LaSalle Street, 11th Floor
Chicago, IL  60603

Telephone:  (312) 750-3885
Telecopier:  (312) 750-4304

CANADIAN IMPERIAL BANK OF COMMERCE

/s/ Peter R. Saggau
------------------------------------
By:  Peter R. Saggau
Title:  Director

Address for Notices and Domestic Office:

200 West Madison, Suite 2300
Chicago, IL 60606

Telephone:  (312) 855-3252
Telecopier:  (312) 750-0927

BANCO DI ROMA

/s/ Thomas C. Woodruff                      /s/ Richard G. Dietz
------------------------------------        --------------------------------
By:  Thomas C. Woodruff                     Richard G. Dietz
         97469                                       97271

Address for Notcies and Domestic Office:

1 Montgomery Street, Suite 2200
San Francisco, CA 94104

Telephone:  (415) 765-8226
Telecopier:  (415) 433-6725

MELLON BANK, N.A.

/s/ A. J. Sabatelle
------------------------------------
By:  A. J. Sabatelle
Title:  First Vice President

Address for Notices and Domestic Office:

500 Grant Avenue, Room 151-4425
Pittsburgh, PA 15228

Telephone:  (412) 236-2784
Telecopier:  (412) 234-8888

THE BANK OF NEW YORK

/s/ Daniel T. Gates
------------------------------------
By:  Daniel T. Gates
Title:  Vice President

Address for Notices and Domestic Office:

The Energy Industries Division
1 Wall Street, Floor 19
New York, NY 10286

Telephone:  (212) 635-7889
Telecopier:  (212) 635-7923/7924/7552

THE CHASE MANHATTAN BANK

/s/ Michiel V.M. Van Der Voort
--------------------------------------------
By:  Michiel V.M. Van Der Voort
Title:  Vice President

Address for Notices and Domestic Office:

1 Chase Manhattan Plaza, Floor 3
New York, NY 10081

Telephone:  (212) 552-6973
Telecopier:  (212) 552-6276

KEY BANK OF WASHINGTON

/s/ Barry J. Booher
------------------------------------
By:  Barry J. Booher
Title:  Vice President

Address for Notices and Domestic Office:

700 Fifth Avenue, Floor 48
P.O. Box 90
Seattle, WA 98111-0090

Telephone:  (206) 685-6029
Telecopier:  (206) 684-6035

COMERICA BANK\

/s/ Dirk A. Price
---------------------------
By:  Dirk A. Price
Title:  Vice President

Address for Notices and Domestic Office:

1920 Main Street, Suite 1150
Irvine, CA 92714

Telephone:  (714) 476-1933
Telecopier:  (714) 476-1222

Schedule 1

PUGET SOUND ENERGY COMPANY

============================================================
                                      Pricing Grid
============================================================
                                In Basis Points Per Annum
============================================================

PRICING LEVEL       LEVEL  LEVEL  LEVEL  LEVEL   LEVEL
                    I      II     III    IV      V
                    ------ ------ ------ ------- --------
------------------- ------ ------ ------ ------- --------
LIBOR MARGIN        22.5   25.0   30.0   35.0    47.5
                    ------ ------ ------ ------- --------
------------------- ------ ------ ------ ------- --------
BASE RATE MARGIN    0.0    0.0    0.0    0.0     0.0
------------------- ------ ------ ------ ------- --------
                    ------ ------ ------ ------- --------
COMMITMENT FEE      7.5    8.0    9.0    12.5    15.0
=================== ====== ====== ====== ======= ========

Level I: A or A2 or higher
Level II:         A- or A3
Level III:        BBB + or Baa1
Level IV:         BBB or Baa2
Level V: BBB- or Baa3 or lower

     Ratings are determined by the Standard & Poor’s Corporation and Moody’s Investor’s Service secured long term debt ratings of the Company. Should the rating services ratings for the Company be single split-rated, the higher of the ratings will apply. Should the ratings for the Company be double-split rated, the median of the ratings will apply.

EXHIBIT A

FORM OF NOTE

$____________________

Seattle, Washington

__________________________, 199__

FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of                                                     at the principal office of                                in                                the principal amount of                                dollars ($          ), or so much as may be outstanding (as shown in the records of the payee, or at the payee’s option on the schedule attached hereto and any continuation thereof) on the Termination Date and with respect to each Eurodollar Loan, the principal amount of each such Loan at the expiration of the Loan Period thereof.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at such rate(s) and at such time(s) as provided in the Credit Agreement hereinafter referred to.

Presentment, demand, protest, notice of dishonor, and notice of intent to accelerate are hereby waived by the undersigned.

This Note is one the Notes referenced in, and evidences indebtedness incurred under, and is subject to the terms and provisions of, a credit agreement dated as of                      and, if amended, all amendments thereto among the undersigned, certain banks (including the payee), and Bank of America N.W., N.A doing business as Seafirst Bank, as Administrative Agent (the “Credit Agreement”). Reference is hereby made to the Credit Agreement said for a statement of the terms and provisions, including those under which the Loans evidenced by this Note may be paid prior to their respective due dates or their respective due dates accelerated. Terms used but not otherwise defined herein shall have the meaning defined in the Credit Agreement when used herein.

In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

This Note is made under and governed by the laws of the State of Washington.

PUGET SOUND ENERGY COMPANY

By: --------------------------------

Title: -----------------------------

Schedule Attached to Note

Schedule Attached to Note dated ___________, ____________ of Puget Sound Energy Company payable to the order of
                            Date and Amount
                            of Repayment or
       Date and              Prepayment of                              Unpaid Principal         Notation Made
    Amount of Loan                  Loan            Loan Period                Balance                   By

                                                1.  FLOATING RATE LOANS

                                                 2.  EURODOLLAR LOANS

EXHIBIT B

FORM OF

ADJUSTMENT CERTIFICATE

     THIS CERTIFICATE is delivered pursuant to Section 2.6 of the Credit Agreement dated as of                      (together with all amendments, if any, thereafter from time to time made thereto, the “Credit Agreement”), among Puget Sound Energy Company, the new name of the Washington corporation which shall survive the merger of Puget Sound Power & Light Company and Washington Energy Company, various Banks, and Bank of America NW, N.A. doing business as Seafirst Bank, as Administrative Agent, their successors and assigns. Unless otherwise defined herein, terms used herein have the same meanings provided in the Credit Agreement.

     Each of the undersigned hereby agrees and certifies that:

     [(1) The Company has permanently [terminated] [reduced] the Commitment(s) of [insert name of each Retiring Bank], with the effect that the remaining aggregate Commitment for all of the Banks is reduced to $                    .1

     [(2) [Each] [The] Consenting Bank listed below under the caption “Consenting Bank” has indicated its desire to assume all or a portion of the Commitment(s) of one or more Retiring Banks in the amount set forth opposite [such] [the] Consenting Bank’s name in the column captioned “Amount of Commitment(s) Assumed” on the signature page hereof.]2

     [(3) [Each] [The] Replacement Bank listed below under the caption “Replacement Bank(s)” has indicated its desire to assume all or a portion of the Commitment(s) of one or more Retiring Bank(s) in the amount set forth opposite [such] [the] Replacement Bank’s name in the column captioned “Amount of Commitment(s)” Assumed on the signature page hereof.]3

1 Insert if clause (i) of paragraph (a) of Section 2.6 of the Credit Agreement is applicable.

2 Insert if clause (ii) of paragraph (a) of Section 2.6 of the Credit Agreement is applicable.

3 Insert if clause (iii) of paragraph (a) of Section 2.6 of the Credit Agreement is applicable.

BANK OF AMERICA NW, N.A. d/b/a SEAFIRST BANK, as

Administrative Agent

By -------------------------------------------------------

Title ----------------------------------------------------

                                 CONSENTING BANK(S)
Amount of                Amount of
Commitment(s) Assumed    Substitute Loan(s)  NAME OF CONSENTING BANK
---------------------    -----------------
                                             By
                                             Title
                                             NAME OF CONSENTING BANK
                                             By
                                             Title

         *        The certificate is to be executed by the Company, the Administrative Agent, and (i) each
Bank that is not a Retiring Bank if clause (i) of paragraph (a) of Section 2.6 of the Credit Agreement is
                                                                   -----------
applicable, (ii) each Consenting Bank if clause (ii) of paragraph (a) of Section 2.6 of the Credit Agreement
                                                                         -----------
is applicable, and (iii) each Replacement Bank if clause (iii) of paragraph (a) of Section 2.6 of the Credit
                                                                                   -----------
Agreement is applicable.
                                              REPLACEMENT BANK(S)
Amount of                Amount of
Commitment(s) Assumed    Substitute Loan(s)   NAME OF REPLACEMENT BANK
                                              By
                                              Title
                                              Address for Notices and Domestic
                                              Office:

                                              Eurodollar Office:

Amount of                Amount of
Commitment(s) Assumed    Substitute Loan(s)   NAME OF REPLACEMENT BANK
                                              By
                                              Title

                                              Address for Notices and Domestic
                                              Office:

                                              Eurodollar Office:

ANNEX I TO ADJUSTMENT CERTIFICATE

[A. The Termination Date has been extended to______________,______. (4)

[B. The Non-Consenting Banks are listed below:]a

[C. The Banks which have been given notice by the Company pursuant to Section 2.5 of the Credit Agreement are listed below: (5)

____. After giving effect to the transactions occurring on the Adjustment Date referred to in the Adjustment Certificate to which this Annex I is attached, each of the Banks will have the Commitment amount set forth below opposite its name in the column captioned “Amount of Commitment:"

                              Amount of

Name of Bank                  Commitment

Total

(4) Insert if the Adjustjment Certificate is being furnished in connection with the removal of Non-Consenting Banks.

(5) Insert if the Adjustment Certificate is being furnished in connection with the removal of Banks pursuant to Section 2.5 of the Credit Agreement.

(6) Insert if the aggregate amount of the Commitments after giving effect of the transactions occurring on the Adjustment Date.

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

Dated ____________

     Reference is made to that certain Credit Agreement dated as of ____________ by and among PUGET SOUND ENERGY COMPANY, a Washington corporation (the “Company”), the Banks party thereto, and BANK OF AMERICA NW, N.A. doing business as SEAFIRST BANK, as administrative agent for the Banks (the “Administrative Agent”), their successors and assigns (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) pursuant to which                      (the “Assignor”) has committed to make loans (the “Loans”) to the Company.

     The Assignor and                                (the “Assignee”) agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to [all/a portion] of the Assignor’s rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Section 1 of Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement (the “Assigned Interest”), including, without limitation, the percentage interest specified in Section 1 of Schedule 1 hereto of the Assignor’s Commitments and the Loans owing to the Assignor. After giving effect to such sale and assignment, the Assignee’s Commitments and the amount of the Loans owing to the Assignee will be as set forth in Section 2 of Schedule 1 hereto.

     2. The sale and assignment contemplated hereby shall become effective as of the date upon which (i) this Assignment and Acceptance Agreement has been executed by the Assignor and Assignee, (ii) the Assignee has paid to the Assignor, in same day funds, at such address and account as the Assignor shall advise the Assignee, $_________, and (iii) the applicable conditions contained in Section 14.7.2 of the Credit Agreement have been satisfied which said Effective Date set forth in Section 3 of Schedule 1 hereto. From and after the Effective Date, the Assignor agrees that the Assignee shall be entitled to all rights, powers and privileges of the Assignor under the Credit Agreement to the extent of the Assigned Interest, including, without limitation, (a) the right to receive all payments in respect of the Assigned Interest for the period from and after the Effective Date, whether for the period from and after the Effective Date, increased costs, additional amounts or otherwise; (b) the right to vote and to instruct the Administrative Agent under the Credit Agreement according to its pro rata share based on the Assigned Interest; (c) the right set-off and to appropriate and apply deposits of the Company as set forth in the Credit Agreement; and (d) the right to receive notices, requests, demands and other communications. The Assignor agrees that it will promptly remit to the Assignee any amount received by it in respect of the Assigned Interest (whether from the Company, the Agent or otherwise) in the same funds in which such amount is received by the Assignor.

     3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) other than as provided herein, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability. genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto. Except as specified in this Section 3, the assignment of the Assigned Interest contemplated hereby shall be without recourse to the Assignor.

     4. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and purchase the Assigned Interest; (ii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that it is an Eligible Assignee as required by Section 14.7.2 of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as the Administrative Agent, on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers which are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

     5. The Assignment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

6. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule 1 hereto.

Schedule 1

to

Assignment and Acceptance Agreement

Dated _________, 19___

Section 1.

Percentage Interest all outstanding rights and obligations under the Credit Agreement:

                                                     _________________%

Percentage Interest of Assignor's Commitments and Loans owing to Assignor under the Credit Agreement being assigned to Assignee hereby:

                                                     _________________%

Section 2.

Assignee's Commitment:

                                                      $_______________

Aggregate Outstanding Principal Amount of Loans owing to the Assignee:

                                                      $_______________

Section 3.

Effective Date ___________________, 19___

[NAME OF ASSIGNOR]

By:___________________________________

Title:

[NAME OF ASSIGNEE]

By:___________________________________

Title:

CONSENTED TO AND ACKNOWLEDGED

THIS _________ DAY OF ___________ , 19

BANK OF AMERICA NW, N.A.,

as the Administrative Agent under the Credit Agreement

By:___________________________________

Title:

AMENDMENT NUMBER ONE TO CREDIT AGREEMENT

     THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT (the “Amendment”) is made this 22d day of December, 1997, by and among PUGET SOUND ENERGY COMPANY (successor by merger to both Puget Sound Power & Light Company and Washington Energy Company, each a Washington corporation), a Washington corporation (the “Company”), the undersigned banks (collectively, the “Banks”) and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION doing business as Seafirst Bank (successor by merger to Bank of America NW, N.A.), as Administrative Agent, FIRST CHICAGO CAPITAL MARKETS, INC., as Syndication Agent, and NATIONSBANK OF TEXAS, N.A., as Documentation Agent (collectively, the “Agents”).

RECITALS

     A. The Company, the Banks and the Agents are parties to that certain Credit Agreement dated as of December 18, 1996 (as the same may be amended, modified or extended from time to time the “Credit Agreement”) and the related instruments and documents described therein.

     B. The revolving loan facility under the Credit Agreement is currently scheduled to expire on February 13, 2002. The Company has requested, pursuant to Section 2.4(a) of the Credit Agreement, that the Banks extend the Termination Date until February 13, 2003.

C. One of the Banks, ABN AMRO Bank, N.V., has declined to consent to the extension of the Termination Date. The Company, pursuant to Section 2.5 of the Credit Agreement, has notified ABN AMRO Bank, N.V. that it has elected to remove ABN AMRO Bank, N.V. as a party to the Credit Agreement. The Company has, pursuant to Section 2.6(a)(i) of the Credit Agreement, further elected to permanently reduce the aggregate amount of the Commitments by an amount equal to ABN AMRO Bank, N.V.'s Commitment. D. The parties now wish to amend the Credit Agreement to extend the Termination Date, remove ABN AMRO Bank, N.V. as a party to the Credit Agreement and reduce the aggregate amount of the Commitments, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, the parties agree as follows:

AGREEMENT
1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Credit Agreement. 2. Amendment to Credit Agreement. In Section 1 of the Credit Agreement, the definition of "Termination Date" is hereby amended and restated to read as follows:
Termination Date means February 13, 2003 and thereafter each succeeding anniversary to which the Commitments shall have been extended pursuant to Section 2.4.

3. Adjustment Certificate. This Amendment shall constitute the Adjustment Certificate required by Section 2.6(b) of the Credit Agreement, and in connection therewith, the parties agree as follows: (a) The Company has permanently terminated the Commitment of ABN AMRO Bank, N.V., with the effect of the remaining aggregate Commitment for all Banks is reduced to $375,000,000. (b) The date on which the aggregate Commitments of the Banks was reduced was December 22, 1997. (c) After giving effect to the termination of the Commitment of ABN AMRO Bank, N.V., each of the Banks will have the Commitment amount set forth opposite its name in the column captioned "Amount of Commitment:"

--------------------------------------------------- ----------------------

                          Bank                       Amount of Commitment
                          ----                       --------------------
--------------------------------------------------- ----------------------
--------------------------------------------------- ----------------------

Bank of America National Trust and Savings Assoc.        $ 50,000,000
--------------------------------------------------- ----------------------
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The First National Bank of Chicago                       $ 50,000,000
--------------------------------------------------- ----------------------
--------------------------------------------------- ----------------------

Nations Bank of Texas, N.A.                              $ 50,000,000
--------------------------------------------------- ----------------------
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The Bank of New York                                     $ 25,000,000
--------------------------------------------------- ----------------------
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The Industrial Bank of Japan, Limited                    $ 25,000,000
--------------------------------------------------- ----------------------
--------------------------------------------------- ----------------------

U.S. Bank National Assoc.                                $ 25,000,000
--------------------------------------------------- ----------------------
--------------------------------------------------- ----------------------

Bank of Montreal                                         $ 25,000,000
--------------------------------------------------- ----------------------
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The Chase Manhattan Bank                                 $ 25,000,000
--------------------------------------------------- ----------------------
--------------------------------------------------- ----------------------

Wells Fargo Bank, N.A.                                   $ 25,000,000
--------------------------------------------------- ----------------------
--------------------------------------------------- ----------------------

Canadian Imperial Bank of Commerce                       $ 15,000,000
--------------------------------------------------- ----------------------
--------------------------------------------------- ----------------------

KeyBank National Assoc.                                  $ 15,000,000
--------------------------------------------------- ----------------------
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Banca di Roma                                            $ 15,000,000
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Comerica Bank                                            $ 15,000,000
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Mellon Bank                                              $ 15,000,000
--------------------------------------------------- ----------------------
--------------------------------------------------- ----------------------

         TOTAL                                           $375,000,000
--------------------------------------------------- ----------------------
4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied: (a) Delivery of Amendment. The Company, the Agents and each Bank shall have executed and delivered counterparts of this Amendment to the Agent.

     (b) Representations True; No Default. The representations of the Company as set forth in Section 9 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

(c) Other Documents. The Agents and the Banks shall have received such other documents, instruments, and undertakings as such Agent or such Bank may reasonably request. 5. No Further Amendment. Except as expressly modified by this Amendment, the Credit Agreement and the related instruments and documents described therein shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder.

   6. Miscellaneous.

(a) Entire Agreement. This Amendment comprises the entire agreement of the Company, the Agents and the Banks with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

     (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

(c) Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington.

(d) Oral Agreements Not Enforceable.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

COMPANY:               PUGET SOUND ENERGY COMPANY, successor by merger to
                       both Puget Sound Power & Light Company and Washington
                       Energy Company

                       By:      /s/ Tommy G. Leong
                          ------------------------
                       Its:     Assistant Treasurer
                            -----------------------

ADMINISTRATIVE AGENT:  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                       ASSOCIATION doing business as Seafirst Bank,
                       successor by merger to Bank of America NW, N.A.

                       By:
                       Its:

BANKS:                 BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                       ASSOCIATION doing business as Seafirst Bank,
                       successor by merger to Bank of America NW, N.A.

                       By:
                       Its:

                       NATIONS BANK OF TEXAS, N.A.

                       By:
                       Its:

                       U.S. BANK NATIONAL ASSOCIATION, successor by merger
                       to U.S. Bank of Washington N.A.

                       By:
                       Its:

                       THE FIRST NATIONAL BANK OF CHICAGO

                       By:
                       Its:

                       WELLS FARGO BANK, N.A.

                       By:
                       Its:

                       THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES
                       AGENCY

                       By:
                       Its:

                       BANK OF MONTREAL

                       By:
                       Its:

                       CANADIAN IMPERIAL BANK OF COMMERCE

                       By:
                       Its:

                       BANCA DI ROMA

                       By:
                       Its:

                       By:
                       Its:

                       MELLON BANK, N.A.

                       By:
                       Its:

                       THE BANK OF NEW YORK

                       By:
                       Its:

                       THE CHASE MANHATTAN BANK

                       By:
                       Its:

                       KEYBANK NATIONAL ASSOCIATION, successor by merger to
                       Key Bank of Washington

                       By:
                       Its:

                       COMMERICA BANK

                       By:
                       Its:

SYNDICATION AGENT:     FIRST CHICAGO CAPITAL MARKETS, INC.

                       By:
                       Its:

DOCUMENTATION AGENT:   NATIONSBANK OF TEXAS, N.A.

                       By:
                       Its:
ASSIGNMENT AND ACCEPTANCE AGREEMENT
Dated October 1, 1998

     Reference is made to that certain Credit Agreement dated December 18, 1996, by and among PUGET SOUND ENERGY COMPANY, a Washington corporation (the “Company’), the Banks party thereto, and BANK OF AMERICA NW, N.A. doing business as SEAF1RST BANK, as administrative agent for the Banks (the “Administrative Agent”), their successors and assigns (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement.” Bank of America NW, N.A. has merged into Bank of America National Trust and Savings Association, but continues to do business in the State of Washington as “Seafirst Bank.” References to “Seafirst” or “Bank of America NW, N.A.” in this Assignment shall mean Bank of America National Trust and Savings Association, doing business as Seafirst Bank. Capitalized terms defined therein and not otherwise defined herein being used herein as therein defined pursuant to which Bank of America National Trust & Savings Association (the “Assignor”) has committed to make loans (the “Loans”) to the Company.

The Assignor and U.S. Bank, N.A. (the "Assignee") agree as follows: ---------------

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to a portion of the Assignor’s rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Section 1 of Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement (the “Assigned Interest”), including, without limitation, the percentage interest specified in Section 1 of Schedule 1 hereto of the Assignor’s Commitments and the Loans owing to the Assignor. After giving effect to such sale and assignment, the Assignee’s Commitments and the amount of the Loans owing to the Assignee will be set forth in Section 2 of Schedule 1 hereto.

     2. The sale and assignment contemplated hereby shall become effective as of the date upon which (i) this Assignment and Acceptance Agreement has been executed by the Assignor and Assignee, (ii) the Assignee has paid to the Assignor, in same day funds, at such address and account as the Assignor shall advise the Assignee, $0.00, and (iii) the applicable conditions contained in Section 14.7.2 of the Credit Agreement have been satisfied which said Effective Date set forth in Section 3 of Schedule 1 hereto. From and after the Effective Date, the Assignor agrees that the Assignee shall be entitled to all rights, powers, and privileges of the Assignor under the Credit Agreement to the extent of the Assigned Interest, including without limitation (a) the right to receive all payments in respect of the Assigned Interest for the period from and after the Effective Date, whether for the period from and after the Effective Date, increased costs, additional amounts or otherwise; (b) the right to vote and to instruct the Administrative Agent under the Credit Agreement according to its pro rata share based on the Assigned Interest; (c) the right to set-off and to appropriate and apply deposits of the Company as set forth in the Credit Agreement; and (d) the right to receive notices, requests, demands and other communications.

     The Assignor agrees that it will promptly remit to the Assignee any amount received by it in respect of the Assigned Interest (whether from the Company, the Agent or otherwise) in the same funds in which such amount is received by the Assignor.

     3. The Assignor (i) represents and warrants that it is the lega1 and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) other than as provided herein, makes no representations or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto. Except as specified in this Section 3, the assignment of the Assigned Interest contemplated hereby shall be without recourse to the Assignor.

     4 The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it had deemed appropriate to make its own credit analysis and purchase the Assigned Interest; (ii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that it is an Eligible Assignee as required by Section 14.7.2 of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as the Administrative Agent, on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof; together with such powers which are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

     5. The Assignment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

6. THE ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made to Schedule 1 hereto.

Schedule 1
to
Assignment and Acceptance Agreement

Dated October 1, 1998

Section 1.

Percentage Interest all outstanding rights and obligations under the Credit Agreements:

                                                      6,666666667%
                                                      -----------

Percentage Interest of Assignor's Commitments and Loans owing to Assignor under the Credit Agreement being assigned to Assignee hereby:

                                                      6,666666667%
                                                      -----------

Section 2.

Assignee's Commitment:

                                                      $25,000,000.00
                                                      --------------

Aggregate Outstanding Principal Amount of Loans owing to the Assignee:

                                                      $0.00
                                                      -----

Section 3.

Effective Date: October 1, 1998

BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, As Assignor

By: /s/ Gary Tsuyuki

------------------------------------------------

Gary Tsuyuki, MD

U.S. BANK, N.A., As Assignee

By: /s/ Wilfred C. Jack

------------------------------------------------

Wilfred C. Jack, V.P.

CONSENTED TO AND

ACKNOWLEDGED THIS

1 DAY OF October 1998

BANK OF AMERICA NW, N.A.,

as the Administrative Agent under the Credit Agreement

By: /s/ Carl Fye

------------------------------------------------

Carl Fye, V.P.

(1) Insert if clause (i) of paragraph (a) of Section 2.6 of the Credit Agreement is applicable.

(2) Insert if clause (ii) of paragraph (a) of Section 2.6 of the Credit Agreement is applicable.

(3) Insert if clause (iii) of paragraph (a) of Section 2.6 of the Credit Agreement is applicable.

(4) Insert if the Adjustment Certificate is being furnished in connection with the removal of Non-Consenting Banks.

(5) Insert if the Adjustment Certificate is being furnished in connection with the removal of Banks pursuant to Section 2.5 of the Credit Agreement.

6 Insert the aggregate amount of the Commitments after giving effect of the transactions occurring on the Adjustment Date.